                                                                     EXHIBIT 4.2

                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

      THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this "AGREEMENT") is made and entered into as of December 2, 2004 by and among Focus Media Holding Limited, an international business company organized under the laws of the British Virgin Islands (the "COMPANY"), each of the Persons listed on Schedule A hereto, (the "ORDINARY SHAREHOLDERS"), each of the Persons listed on Schedule B hereto (the "EXISTING SUBSIDIARIES"), GS Focus Holding Limited, an exempted company organized and existing under the laws of Cayman Islands (the "LEAD INVESTOR"), each of the parties listed on Schedule C hereto (together with the Lead Investor, the "INVESTORS"), Capital International Private Equity Fund IV, L.P., a limited partnership organized and existing under the laws of the State of Delaware ("CIPEF IV"), and CGPE IV, L.P., a limited partnership organized and existing under the laws of the State of Delaware ("CGPE IV" and, collectively with CIPEF IV, the "PURCHASERS" and, individually, a "PURCHASER"), each of the Persons listed on Schedule D hereto (the "EXISTING PREFERRED HOLDERS"), and each such Person who shall from time to time join this Agreement as a party by entering into an instrument of accession pursuant to Section 7.4(b).

                                    RECITALS

      A. Each Purchaser has agreed to purchase from JJ Media (as defined below), and JJ Media has agreed to sell to each Purchaser, certain Ordinary Shares (as defined below) held by JJ Media, and the Company has agreed to exchange for such shares certain Series C-1 preferred shares, par value US$0.01 per share (the "SERIES C-1 SHARES"), of the Company on the terms and conditions set forth in that certain Share Purchase Agreement dated as of December 2, 2004 (the "CAPITAL PURCHASE AGREEMENT") by and among the Company, the Existing Subsidiaries, JJ Media, Mr. Jiang (as defined below) and the Purchasers.

      B. The Company, certain shareholders, certain Existing Subsidiaries and the Investors have previously entered into an Amended and Restated Shareholders Agreement, dated November 29, 2004 (the "PRIOR SHAREHOLDERS AGREEMENT").

      C. In connection with the consummation of the transactions contemplated by the Capital Purchase Agreement, the parties hereto desire to enter into this Agreement to amend and restate in its entirety the Prior Shareholders Agreement.

      D. The Capital Purchase Agreement provides that the execution and delivery of this Agreement by the parties hereto shall be a condition precedent to the consummation of the transactions contemplated thereunder.

      E. The Company, the Ordinary Shareholders, the Existing Preferred Shareholders, the Investors and the Existing Subsidiaries seek to induce the Purchasers to consummate the transactions contemplated in the Capital Purchase Agreement, and to such ends, seek to satisfy the conditions precedent to such transactions by entering into this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto further agree as follows:

SECTION 1 INTERPRETATION

      1.1 Definitions. Unless otherwise defined in this Agreement, capitalized terms used in the English version of this Agreement shall have the following meanings:

            "ACCOUNTING PRINCIPLES" means generally accepted accounting principles as applied in the United States of America.

            "ADDITIONAL NUMBER" has the meaning ascribed thereto in Section 6.2(b).

            "AFFILIATE" means, with respect to any given Person, a Person that Controls, is Controlled by, or is under common Control with the given Person.

            "AGREEMENT" has the meaning ascribed thereto in the preamble hereto.

            "AMENDED AND RESTATED CLAWBACK RIGHTS AGREEMENT" means that certain Amended and Restated Clawback Rights Agreement, dated of even date herewith, by and among the Company, JJ Media, Mr. Jiang, the Investors, the Purchasers and certain other parties thereto, which amended and restated the Clawback Rights Agreement in its entirety.

            "ANCILLARY DOCUMENTS" means this Agreement, the Earnout Agreement, the Amended and Restated Clawback Rights Agreement and the Tax Indemnity Agreement.

            "APPLICABLE SECURITIES LAW" means (i) with respect to any offering of securities in the United States of America, or any other act or omission within that jurisdiction, the securities law of the United States, including the Exchange Act and the Securities Act, and any applicable law of any State of the United States, and (ii) with respect to any offering of securities in any jurisdiction other than the United States of America, or any related act or omission in that jurisdiction, the applicable laws of that jurisdiction.

            "AUDITORS" means Deloitte, Touche & Tohmatsu, or such successor thereto as may be from time to time duly appointed by the Company's Board of Directors from among the Big 4 to audit the Company's annual financial statements.

            "AUDIT COMMITTEE" has the meaning ascribed thereto in Section 3.4.

            "AVAILABLE SECURITIES" has the meaning ascribed thereto in Section 7.3.

            "BUSINESS DAY" means any weekday that the banks in the PRC, Hong Kong and the United States of America are generally open for business.

            "CAPITAL ANCILLARY DOCUMENTS" means this Agreement, the Capital Earnout Agreement, the Amended and Restated Clawback Rights Agreement, and the Capital Tax Indemnity Agreement.

                                                          Shareholders Agreement

            "CAPITAL EARNOUT AGREEMENT" means that certain Earnout Agreement, dated of even date herewith, by and among the Company, the Existing Subsidiaries, JJ Media, Mr. Jiang and the Purchasers.

            "CAPITAL PURCHASE AGREEMENT" has the meaning ascribed thereto in the recitals hereof.

            "CAPITAL TAX INDEMNITY AGREEMENT" means that certain Tax Indemnity Agreement, dated of even date herewith, by and among the Company and the Purchasers.

            "CAPTIVE COMPANY" means any Group Company in respect of which a majority of the equity is not directly held by any of the Company or the Group Companies, or a combination of the foregoing.

            "CDH" means CDH FM Limited, an international business company organized and existing under the laws of the British Virgin Islands.

            "CDH DIRECTOR" means any individual nominated by CDH to the Board of Directors of the Company as of right under Section 3.

            "CENTRE" has the meaning ascribed thereto in Section 10.3(c).

            "CLAWBACK RIGHTS AGREEMENT" means that certain Clawback Rights Agreement, dated as of November 29, 2004, by and among the Company, JJ Media, Mr. Jiang, the Investors and certain other parties thereto.

            "COMMISSION" means (i) with respect to any offering of securities in the United States of America, the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act, and (ii) with respect to any offering of securities in a jurisdiction other than the United States of America, the regulatory body of the jurisdiction with authority to supervise and regulate the sale of securities in that jurisdiction.

            "COMPANY" has the meaning ascribed thereto in the preamble hereto.

            "CONTROL" means, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

            "CO-SALE NOTICE" has the meaning ascribed thereto in Section 7.2(b).

            "CO-SALE PRO RATA PORTION" has the meaning ascribed thereto in
      Section 7.2(b).

            "CO-SALE RIGHT PERIOD" has the meaning ascribed thereto in Section 7.2(b).

            "DISCLOSING PARTY" has the meaning ascribed thereto in Section 9.4.

            "DISPUTE" has the meaning ascribed thereto in Section 10.3(a).

                                                          Shareholders Agreement

            "EARNOUT AGREEMENT" means that certain Earnout Agreement, dated as of November 29, 2004, by and among the Company, the Existing Subsidiaries, JJ Media, Mr. Jiang and the Investors.

            "EQUITY SECURITIES" means any Ordinary Shares, Ordinary Share Equivalents or other voting securities of the Company.

            "EMPLOYEE COMPENSATION SHARE" means any Ordinary Share issued to employees, consultants or directors of the Company or nominee companies which are 100% beneficially owned by an employee, consultant or director of the Company either in connection with a restricted stock plan approved by the Company's Board of Directors or on exercise of an Employee Share Option so long as the aggregate number of Employee Compensation Shares issued and, in the case of outstanding Employee Share Options, issuable does not exceed 126,041 Ordinary Shares.

            "EMPLOYEE SHARE OPTIONS" means options to purchase Employee Compensation Shares granted to employees, consultants or directors of the Company or nominee companies which are 100% beneficially owned by an employee, consultant or director of the Company under any share incentive plan approved by the Company's Board of Directors.

            "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

            "EXEMPT TRANSACTION" means (i) any redemption or repurchase of Preferred Shares by the Company pursuant to the terms thereof, (ii) any redemption or repurchase of Employee Compensation Shares duly approved by the Company's Board of Directors, (iii) any redemption or repurchase of Equity Securities by the Company as otherwise duly approved by the Board of Directors pursuant to Section 4.1 and by the holders of a majority of the Series C Share pursuant to Section 4.3; (iv) any transfer by JJ Media to a Permitted Transferee so long as JJ Media shall remain liable for any breach by such Permitted Transferee of any provision hereunder; (v) any transfer by any Preferred Holder to another Preferred Holder; (vi) any transfer by a Preferred Holder that is an Investment Fund to any partner or member thereof or participant therein; (vii) any transfer by a Preferred Holder that is an Investment Fund to the investment manager who manages the business of the Investment Fund; (viii) any transfer by a Preferred Holder that is an Investment Fund to another Investment Fund whose business is managed by the same investment manager; (ix) the repurchase of 18,000 Ordinary Shares owned by Zhou Ying pursuant to that certain letter agreement dated November 3, 2004, between the Company and Zhou Yibing; and (x) any sale or transfer of Equity Securities pursuant to the Purchase Agreement or the Ancillary Documents or pursuant to the Capital Purchase Agreement or the Capital Ancillary Documents.

            "EXISTING SUBSIDIARY" has the meaning ascribed thereto in the preamble hereto.

            "EXISTING PREFERRED HOLDER" has the meaning ascribed thereto in the preamble hereto.

            "FINANCING DOCUMENTS" has the meaning ascribed thereto in Section
      9.1.

                                                          Shareholders Agreement

            "FINANCING TERMS" has the meaning ascribed thereto in Section 9.1.

            "FIRM OFFER NOTICE" has the meaning ascribed thereto in Section 7.3(b).

            "FIRST PARTICIPATION NOTICE" has the meaning ascribed thereto in
      Section 6.2(a).

            "FIRST REFUSAL ALLOTMENT" has the meaning ascribed thereto in
      Section 7.2(a).

            "FIRST REFUSAL EXPIRATION NOTICE" has the meaning ascribed thereto in Section 7.2(a)(5).

            "FIRST REFUSAL NOTICE" has the meaning ascribed thereto in Section 7.2(a).

            "FIRST REFUSAL PERIOD" has the meaning ascribed thereto in Section 7.2(a).

            "FORM F-3" means Form F-3 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.

            "FORM S-3" means Form S-3 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.

            "GROUP COMPANY" means any Person that is not a natural Person and that is Controlled by the Company.

            "GS DIRECTOR" means any individual nominated by the Lead Investor to the Board of Directors of the Company as of right under Section 3.

            "HOLDERS" means the Investors, the Purchasers and the Existing Preferred Holders, together with the permitted transferees and assigns of any Holder.

            "HONG KONG" means the Hong Kong Special Administrative Region.

            "INITIATING HOLDERS" means, with respect to a request duly made to Register any Registrable Securities under Section 5.1(a) or Section 5.1(b), the Holders initiating such request.

            "INVESTMENT FUND" means a fund, partnership, limited partnership, company, limited liability company, investment trust, syndicate or other entity whose principal business is to make investments.

            "INVESTOR" has the meaning ascribed thereto in the preamble hereto.

            "IPO" means a firm-commitment underwritten initial public offering of the Company's Ordinary Shares.

            "JJ MEDIA" means JJ Media Investment Holding Limited, an international business company organized and existing under the laws of the British Virgin Islands.

            "JJ MEDIA DIRECTOR" means any individual nominated by JJ Media to the Board of Directors of the Company as of right under Section 3.

            "LEAD INVESTOR" has the meaning ascribed thereto in the preamble hereto.

                                                          Shareholders Agreement

            "MEMORANDUM AND ARTICLES" means the Memorandum and Articles of Association of the Company, as the same may be amended from time to time.

            "MR. JIANG" means Jiang Nanchun, the founder and chairman of the board of directors of the Company and the holder of 100% of the equity interests in JJ Media.

            "NEW SECURITIES" means any Equity Securities of the Company, whether or not now authorized, and securities of any type whatsoever, provided, however, that the term "New Securities" shall not include: (i) Employee Share Options; (ii) any Employee Compensation Shares; (iii) any Series C Shares issued under the Purchase Agreement or the Ancillary Documents;
      (iv) any Series C-1 Shares issued under the Capital Purchase Agreement or the Capital Ancillary Documents; (v) any securities issued in connection with any share split, share dividend or other similar event; or (vi) any securities issued on the conversion of any Preferred Shares.

            "OBSERVER" has the meaning ascribed thereto in Section 3.6(a).

            "OFFERED SHARES" has the meaning ascribed thereto Section 7.1.

            "OFFERING HOLDER" has the meaning ascribed thereto in Section 7.3.

            "OFFERING NOTICE" has the meaning ascribed thereto in Section 7.3.

            "ORDINARY SHARES" means the ordinary shares, par value US$0.01 per share, of the Company.

            "ORDINARY SHARE EQUIVALENTS" means warrants, options and rights exercisable for Ordinary Shares and instruments convertible or exchangeable for Ordinary Shares.

            "ORDINARY SHAREHOLDERS" has the meaning ascribed thereto in the preamble hereto.

            "PERMITTED TRANSFEREE" means, the parents, children or spouse of Jiang Nanchun, or a trust for the benefit of the foregoing relatives of Jiang Nanchun established for bona fide estate planning purposes.

            "PERSON" means any natural person, corporation limited liability company, joint stock company, joint venture, partnership, enterprise, trust, unincorporated organization or any other entity or organization.

            "PREFERRED CO-SALE NOTICE" has the meaning ascribed thereto in
      Section 7.3(b)(1).

            "PREFERRED HOLDER" means the Investors, the Purchasers and the Existing Preferred Holders, together with the permitted transferees and assigns of any Preferred Holder.

            "PREFERRED SHARE" means any of the Series A Shares, Series B Shares or Series C Shares.

                                                          Shareholders Agreement

            "PRIOR SHAREHOLDERS AGREEMENT" has the meaning ascribed thereto in the recitals hereof.

            "PRO RATA SHARE" means, as of any give time with respect to the Right of Participation of any Preferred Holder, the ratio of (i) the number of Ordinary Shares (calculated on an as-converted basis) then held by such Preferred Holder to (ii) the total number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) then held by all Preferred Holders.

            "PURCHASE AGREEMENT" means that certain Series C Preferred Share Purchase Agreement, dated November 9, 2004, by and among the Company, the Existing Subsidiaries, the Investors and certain other parties thereto.

            "PURCHASE OFFER" has the meaning ascribed thereto in Section 7.3(a).

            "PURCHASERS" has the meaning ascribed thereto in the preamble hereof.

            "QUALIFIED EXCHANGE" means the New York Stock Exchange, the Nasdaq Stock Market's National Market System, the Main Board of the Hong Kong Stock Exchange, the Main Market of the London Stock Exchange and the Mainboard of the Singapore Exchange.

            "REGISTRATION" means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement, and the terms "Register" and "Registered" have meanings correlative with the foregoing.

            "REGISTRABLE SECURITIES" means (i) the Preferred Shares, (ii) Ordinary Shares issuable or issued upon conversion of the Preferred Shares, (iii) all Equity Securities which may be from time to time acquired by a Holder after the date hereof and (iv) any Equity Securities of the Company issued as (or issuable upon the conversion, exchange or exercise of any Ordinary Share Equivalent) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), (ii) and (iii), excluding in all cases, however, any Equity Securities sold by a Person in a transaction other than an assignment pursuant to Section 10.1(b).

            "REGISTRATION STATEMENT" means a registration statement prepared on Forms S-1, S-2, S-3, F-1, F-2 or F-3 under the Securities Act, or on any comparable form in connection with registration in a jurisdiction other than the United States.

            "RELATED PARTY" means (i) the holder of any equity interest in the Company, in any Group Company or in any Affiliate of the Company or any Group Company (unless such equityholder is the Company or another Group Company) or any director, officer, supervisory board member, or employee of the Company, of any Group Company, or of any Affiliate of the Company or any Group Company, (ii) the parents, children or spouse of any such officer, director, supervisory board member, employee or equityholder, and
      (iii) any Affiliate of the foregoing (unless such Affiliate is the Company or a Group Company).

            "RIGHT OF PARTICIPATION" has the meaning ascribed thereto in Section 6.1.

                                                          Shareholders Agreement

            "RIGHT PARTICIPANT" has the meaning ascribed thereto in Section
      6.2(b)

            "SEC" means the Securities and Exchange Commission of the United States of America.

            "SECOND PARTICIPATION NOTICE" has the meaning ascribed thereto in
      Section 6.2(b).

            "SECOND PARTICIPATION PERIOD" has the meaning ascribed thereto in
      Section 6.2(b).

            "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

            "SELLING EXPENSES" means, with respect to the issue or sale of any securities by the Company, any underwriting, brokerage or similar commissions, compensation, discounts or concessions paid or allowed by the Company in connection with such issue or sale.

            "SELLING SHAREHOLDER" has the meaning ascribed thereto in Section
      7.1.

            "SERIES A REGISTRABLE SECURITIES" means (i) the Series A Shares,
      (ii) Ordinary Shares issuable or issued upon conversion of any Series A Shares, (iii) any Equity Securities of the Company issued as (or issuable upon the conversion or exercise of any Ordinary Share Equivalent) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) or (ii), excluding in all cases, however, any Equity Securities sold by a Person in a transaction other than an assignment pursuant to Section 10.1(b).

            "SERIES A SHARES" means the Series A preferred shares, par value US$0.01 per share, of the Company.

            "SERIES A/B QPO" means an IPO by the Company on a Qualified Exchange (or such other exchange as shall be approved in writing by the holders of both a majority in voting power of the outstanding Series A Shares and a majority in voting power of the Series B Shares) of Ordinary Shares representing at least 25% of the fully-diluted share capital of the Company immediately following the offering, at a price per share that values the Company at no less than US$200,000,000 immediately prior to the offering.

            "SERIES B REGISTRABLE SECURITIES" means (i) the Series B Shares,
      (ii) Ordinary Shares issuable or issued upon conversion of any Series B Shares, (iii) any Equity Securities of the Company issued as (or issuable upon the conversion or exercise of any Ordinary Share Equivalent) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) or (ii), excluding in all cases, however, any Equity Securities sold by a Person in a transaction other than an assignment pursuant to Section 10.1(b).

            "SERIES B SHARES" means the Series B preferred shares, par value US$0.01 per share, of the Company.

            "SERIES C SHARES" means the Series C-1 Shares and the Series C-2 Shares.

                                                          Shareholders Agreement

            "SERIES C QPO" means an IPO by the Company on a Qualified Exchange (or such other exchange as shall be approved in writing by the holders of a majority in voting power of the outstanding Series C Shares) of Ordinary Shares representing at least 25% of the fully-diluted share capital of the Company immediately following the offering, at a price per share that values the Company at no less than US$335,000,000 immediately prior to the offering.

            "SERIES C REGISTRABLE SECURITIES" means (i) the Series C Shares,
      (ii) Ordinary Shares issuable or issued upon conversion of any Series C Shares, (iii) any Equity Securities of the Company issued as (or issuable upon the conversion or exercise of any Ordinary Share Equivalent) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) or (ii), excluding in all cases, however, any Equity Securities sold by a Person in a transaction other than an assignment pursuant to Section 10.1(b).

            "SERIES C-1 SHARES" has the meaning ascribed thereto in the recitals hereof.

            "SERIES C-2 SHARES" means the Series C-2 preferred shares, par value US$0.01 per share, of the Company.

            "TAXES" means any national, provincial or local income, sales and use, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance or withholding tax or charge imposed by any government entity, any interest and penalties (civil or criminal) related thereto or to the nonpayment thereof, and any loss or tax liability incurred in connection with the determination, settlement or litigation of any liability arising therefrom.

            "TAX INDEMNITY AGREEMENT" means that certain Tax Indemnity Agreement, dated as of November 29, 2004, by and among the Company and the Investors.

            "TAX RETURN" means any tax return, declaration, reports, estimates, claim for refund, claim for extension, information returns, or statements relating to Taxes, including any schedule or attachment thereto.

            "TRANSFER NOTICE" has the meaning ascribed thereto in Section 7.1.

            "UCI" means United China Investment Limited, an international business company organized and existing under the laws of the British Virgin Islands.

            "UCI DIRECTOR" means any individual nominated by UCI to the Board of Directors of the Company as of right under Section 3.

            "VIOLATION" has the meaning ascribed thereto in Section 5.6(a).

      1.2 Interpretation. For all purposes of this Agreement, except as otherwise expressly herein provided, (i) the terms defined in Section 1 shall have the meanings assigned to them in Section 1 and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned under the Accounting Principles, (iii) all references in this Agreement to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (iv) pronouns

                                                          Shareholders Agreement
of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, and (vi) all references in this Agreement to designated Schedules, Exhibits and Annexes are to the Schedules, Exhibits and Annexes attached to this Agreement.

      1.3 Intent. The terms of Section 5 of this Agreement are drafted primarily in contemplation of an offering of Ordinary Shares in the United States of America. The parties recognize, however, the possibility that securities may be qualified or Registered in a jurisdiction other than the United States of America for offering to the public or that the Company might seek to effect an offering in the United States of America in the form of American Depositary Receipts or American Depositary Shares. Accordingly,

            (a) It is their intention that, whenever this Agreement refers to a law or institution of the United States of America but the parties wish to effectuate qualification or Registration in a different jurisdiction, reference in this Agreement to the laws or institutions of the United States shall be read as referring, mutatis mutandis, to the comparable laws or institutions of the jurisdiction in question; and

            (b) It is agreed that the Company will not undertake any listing of American Depositary Receipts, American Depositary Shares or any other security derivative of the Ordinary Shares unless arrangements have been made satisfactory to Holders representing a majority in voting power of the Series A Registrable Securities, a majority in voting power of the Series B Registrable Securities and a majority in voting power of the Series C Registrable Securities to ensure that the spirit and intent of this Agreement will be realized and that the Company is committed to take such actions as are necessary such that the Holders will enjoy rights corresponding to the rights hereunder to sell their Registrable Securities in a public offering in the United States of America as if the Company had listed Ordinary Shares in lieu of such derivative securities.

      1.4 Nominees. The parties hereto acknowledge that any Equity Securities acquired in the Company by 3i Asia Pacific Technology LP and 3i Asia Pacific 2004-06 LP shall be held by 3i AP Tech Nominees Limited and 3i Nominee Limited as nominees, respectively. Notwithstanding, 3i Asia Pacific Technology LP and 3i Asia Pacific 2004-06 LP shall continue to exercise any rights and undertake any obligations under this Agreement as if such Equity Securities were directly held by such Investors.

SECTION 2 INFORMATION RIGHTS

      2.1 Information Rights. The Company shall deliver to each Preferred
Holder:

            (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, consolidated and consolidating income statements and statements of cash flows for the Company and the Group Companies for such fiscal year and consolidated and consolidating balance sheets and accounts receivable aging reports for the Company and the Group Companies as of the end of the fiscal year, all prepared in accordance with the Accounting Principles and audited and certified by the Auditors;

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                                       10

            (b) as soon as practicable, but in any event within 45 days after the end of each fiscal quarter of the Company, consolidated and consolidating unaudited income statements and statements of cash flows for the Company and the Group Companies for such fiscal quarter and consolidated and consolidating unaudited balance sheets and accounts receivable aging reports for the Company and the Group Companies as of the end of such fiscal quarter, all prepared in accordance with the Accounting Principles;

            (c) as soon as practicable, but in any event within fifteen (15) days of the end of each month, consolidated and consolidating unaudited income statements and statements of cash flows for the Company and the Group Companies for such month and consolidated and consolidating balance sheets and accounts receivable aging reports for the Company and the Group Companies as of the end of such month, all prepared in accordance with the Accounting Principles;

            (d) as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the succeeding fiscal year for the Company and the Group Companies, setting forth for each month during such succeeding fiscal year projected balance sheets, income statements and statements of cash flows;

            (e) as soon as practicable, but in any event within five (5) working days after providing such information to such other Person, copies of all other documents or other information (including, without limitation, proposals and/or reports with respect to acquisition of any franchise company and with respect to the establishment, or negotiations in respect of the establishment, of any joint venture by the Company or any Group Company) sent to any other Person in such other Person's capacity as a shareholder of the Company or any Group Company;

            (f) as soon as practicable, but in any event at least fourteen (14) working days prior to such meeting, notices and agendas of any meeting of the Board of Directors of the Company or any Group Company; and

            (g) as soon as practicable, but in any event within thirty (30) days after such meeting, minutes of any meeting of the Board of Directors of the Company or any Group Company;

            (h) as soon as practicable, but in any event within five (5) days after the Company first becomes aware of such action, notice of any legal action initiated against the Company or any Group Company; and

            (i) as soon as practicable, such other information as any Preferred Holder shall reasonably request from time to time.

      2.2 Inspection Rights. The Company shall permit each Preferred Holder, at such Preferred Holder's expense, to visit and inspect any of the properties and examine the books of account and records of the Company and the Group Companies and discuss the affairs, finances and accounts of the Company and the Group Companies with the directors, officers, employees, accountants, legal counsel and investment bankers of the Company and the Group Companies, all at such reasonable times as may be requested by the Preferred Holder.

      2.3 Termination of Information Rights. Upon a Series C QPO, the rights under this Section 2 of all Preferred Holders shall immediately terminate. Upon a Series A/B QPO,

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                                       11
the rights under this Section 2 of any Preferred Holder that does not hold Series C Shares at such date shall terminate.

SECTION 3 BOARD REPRESENTATION; OBSERVERS

      3.1 Board Representation. The Board of Directors for each of the Company and the Group Companies shall consist of five (5) members. The composition of the Board of Directors for each of the Company and the Group Companies shall be determined as follows:

            (a) So long as UCI shall continue to hold any Series A Shares, UCI shall have the right to nominate, from time to time, individuals to occupy one of the positions on the Board of Directors of each of the Company and the Group Companies.

            (b) So long as CDH shall continue to hold any Series B Shares, CDH shall have the right to nominate, from time to time, individuals to occupy one of the positions on the Board of Directors of each of the Company and the Group Companies.

            (c) So long as the Lead Investor shall continue to hold any Series C Shares, the Lead Investor shall have the right to nominate, from time to time individuals to occupy one of the positions on the Board of Directors of each of the Company and the Group Companies.

            (d) So long as JJ Media shall continue to hold any Ordinary Shares, JJ Media shall have the right to nominate, from time to time, individuals to occupy two of the positions on the Board of Directors of each of the Company and the Group Companies.

            (e) The holders of a majority in voting power of the Company's shares (any series or class of shares to vote together with the Ordinary Shares and not as a separate class or series) shall be entitled to nominate individuals from time to time to occupy the balance of any positions on the Board of Directors of each of the Company and the Group Companies.

      3.2 Election and Removal of Directors.

            (a) Upon the death, resignation, removal or incapacity of any director nominated as of right hereunder to the Board of Directors of any of the Company or the Group Companies by any party hereto, such party shall be entitled to nominate such director's replacement to the applicable Board of Directors. Any director nominated as of right hereunder by any party to the Board of Directors of any of the Company or the Group Companies shall be removed from office upon motion by such party. Except as provided in paragraph (c) below, no director nominated by any party as of right hereunder shall be removed from the Board of Directors of any of the Company or the Group Companies unless the nominating party consents to the removal.

            (b) Each party agrees to vote all the Equity Securities of the Company owned thereby in favor of the election of any director nominated by any party to the Board of Directors of the Company pursuant to this Section 3 The Company agrees to take such action, and each other party hereto agrees to procure the Company to take such action, as is necessary to cause the election of any director nominated to the Board of Directors of any Group Company pursuant to this Section 3. Upon a motion to remove any director from the

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

Board of Directors of the Company in accordance with this Section 3, each party agrees to vote all the voting securities of the Company owned thereby to effect removal of such director from the Board of Directors. Upon a motion to remove any director from the Board of Directors of any Group Company in accordance with this Section 3, the Company agrees to take such action, and each other party hereto agrees to procure the Company to take such action, as is necessary to cause the removal of such director from the Board of Directors of such Group Company.

            (c) Any director nominated by a party hereto as of right hereunder to a position on the Board of Directors of any of the Company or the Group Companies, following such time as the party shall cease to hold the right hereunder to nominate individuals to occupy such position, shall be promptly removed therefrom as if a motion had been duly made for such removal under this
Section 3.2.

      3.3 Chairman of the Board. The Chairman of the Company's Board of Directors and the Board of Directors of each Group Company shall be decided by a majority of such Board of Directors. The parties agree that Jiang Nanchun shall serve as the first Chairman of the Company's Board of Directors from the date hereof.

      3.4 Audit Committee. The Board of Directors of the Company shall have an audit committee (the "AUDIT COMMITTEE") composed of four (4) directors of the Company, which shall be vested with oversight functions for financial and accounting matters of the Company, including without limitation the preparation of budgets and internal auditing. For so long as any GS Director, CDH Director, UCI Director or JJ Media Director shall continue to serve on the Board of Directors of the Company, the parties hereto shall procure that such directors shall also serve as a member of the Audit Committee.

      3.5 Compensation Committee. The Board of Directors of the Company shall have a compensation committee (the "COMPENSATION COMMITTEE") composed of three
(3) directors of the Company, which shall be vested with authority to oversee and recommend compensation policies for the Company. For so long as any GS Director, CDH Director or UCI Director shall continue to serve on the Board of Directors of the Company, the parties hereto shall procure that such directors shall also serve as a member of the Compensation Committee.

      3.6 Board Observers.

            (a) In respect of the Board of Directors for any of the Company or the Group Companies:

            (1) Each Preferred Holder which, together with its Affiliates, holds Preferred Shares with an aggregate conversion price equal to not less than US$1,000,000 shall be entitled, from time to time, by notice in writing to the Company, to appoint an individual (an "OBSERVER") to attend any meetings of such Board of Directors and any committee thereof. Observers in attendance thereat shall be entitled to speak at meetings of such Board of Directors and any committee thereof, but no Person shall have any right in respect of his/her status as an Observer to vote on questions put before such Board of Directors or such committee. For so long as the Lead Investor, CDH or UCI, respectively, shall continue to enjoy a right to nominate a director to the Board of Directors of the Company and each Group Company under this Section 3,

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

      such party agrees it shall not exercise its right under this Section 3.6 to appoint any Observer.

            (2) Concurrent with the delivery of notice or other materials to the directors of such Board of Directors or the members of any committee thereof, the Company shall give each Observer for such Board of Directors a copy of such notice or materials. Further, (i) promptly following any meeting of such Board of Directors or such committee, the Company shall provide such Observer with a copy of the minutes of such meeting, together with all materials distributed to the directors of such Board of Directors or members of such committee at the meeting; (ii) concurrent with distribution to the directors of such Board of Directors or the members of such committee of any resolution proposed to be adopted by the Board of Directors or such committee in writing in lieu of a meeting, the director or member proposing such resolution shall distribute a copy to such Observer; and (iii) following the adoption thereof, the Company shall provide the Observer with copies of all resolutions adopted by the Board of Directors or such committee in writing in lieu of a meeting.

            (c) The parties hereto acknowledge that Observers appointed by any Preferred Holder hereunder are responsible for reporting to such Preferred Holder and the Affiliates thereof any information disclosed to such Observers in respect of the Company and the Group Companies.

      3.7 Termination. Upon a Series C QPO, the rights under this Section 3 of all Preferred Holders shall immediately terminate. Upon a Series A/B QPO, the rights under this Section 3 of any Preferred Holder that does not hold Series C Shares at such date shall terminate.

SECTION 4 PROTECTIVE PROVISIONS

      4.1 Acts of the Company. Notwithstanding anything to the contrary in the Memorandum and Articles of the Company or the charter documents of any Group Company, the parties hereto shall ensure that none of the Company or the Group Companies shall take any action described below without prior approval in a resolution adopted by the affirmative vote of a majority of the Board of Directors of the Company, which majority shall include the affirmative vote of
(i) the UCI Director, (ii) the CDH Director and (iii) the GS Director, if any:

            (1) any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, any class or series of Preferred Shares;

            (2) any new issuance of any equity securities of, or income in the registered capital of the Company or any Group Company, excluding (i) any issuance of the Series C Shares under the Purchase Agreement or the Ancillary Documents, (ii) any issuance of the Series C-1 Shares under the Capital Purchase Agreement or the Capital Ancillary Documents, (iii) any issuance of Ordinary Shares upon conversion of the Preferred Shares, including, but not limited to, any conversion of Series A Shares and Series B Shares after any adjustment to the conversion price therefor under Article 10(h)(5) of the Company's Memorandum of Association, (iv) as required by Article 10(b) or Article 10(c) of the Company's Memorandum of

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

      Association in connection with a liquidation or deemed liquidation of the Company, and (v) any issuance of Ordinary Shares as consideration in any bona fide acquisition of the business and/or assets of another Person by the Company or any Group Company, or any combination of the foregoing, whether in a single transaction or a series of related transactions, where the aggregate value of the transaction does not exceed US$2,000,000;

            (3) any action to reclassify any outstanding shares into shares having preferences or priority as to dividends or assets senior to or on a parity with the preference of any class or series of Preferred Shares;

            (4) any repurchase or redemption of any of the equity of the Company or any Group Company other than (i) the redemption of any Preferred Shares pursuant to the terms thereof, (ii) any redemption or repurchase of Employee Compensation Shares duly approved by the Company's Board of Directors, (iii) the repurchase of 18,000 Ordinary Shares owned by Zhou Ying pursuant to that certain letter agreement dated November 3, 2004, between the Company and Zhou Yibing; and (iv) as necessary to allow the Company to meet its obligations under the Ancillary Documents or the Capital Ancillary Documents;

            (5) any amendment of the Memorandum and Articles, or any amendment of any of the charter documents of any Group Company except as necessary to allow the Company to meet its obligations under the Ancillary Documents or the Capital Ancillary Documents;

            (6) the establishment of any joint venture in which the capital contribution from any of the Company or the Group Companies, or any combination of the foregoing, shall exceed US$1,000,000;

            (7) the establishment of any new Group Company by any of the Company or the Group Companies, or any combination of the foregoing;

            (8) the acquisition of any new Group Company by any of the Company or the Group Companies, or any combination of the foregoing, in a single transaction or a series of related transactions, for aggregate consideration in excess of the equivalent of US$2,000,000;

            (9) any material change to the business scope or current line of business of the Company or any Group Company except as otherwise required of the Company by the terms of its Memorandum and Articles;

            (10) any transactions involving the Company or any Group Company not in the ordinary course of business other than (i) the repurchase of 18,000 Ordinary Shares owned by Zhou Ying pursuant to that certain letter agreement dated November 3, 2004, between the Company and Zhou Yibing, and
      (ii) as otherwise required of the Company by the terms of the Memorandum and Articles;

            (11) the entry into any transaction or series of transactions (or the termination, extension, continuation after expiry, renewal, amendment, variation or waiver of any contract term or agreement with respect to any transaction or series of transactions) which is between the Company or any Group Company, on the one hand, and any

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                                       15

      Related Party, on the other hand, other than (i) the exercise by any Preferred Holder of its rights in respect of any Preferred Shares pursuant to the terms of such Preferred Shares under the Memorandum and Articles and (ii) the repurchase of 18,000 Ordinary Shares owned by Zhou Ying pursuant to that certain letter agreement dated November 3, 2004, between the Company and Zhou Yibing;

            (12) appointment and removal of auditors of the Company or any Group Company or any material change in the accounting policies of the Company or any Group Company;

            (13) any leasing arrangement involving any of the Company or any Group Company, or any combination of the foregoing, with a value in excess of RMB(yen)10,000,000;

            (14) any merger or consolidation of the Company with or into any other business entity in which the shareholders of the Company immediately prior to such merger or consolidation held shares representing less than a majority of the voting power of the outstanding share capital of the surviving business entity;

            (15) any merger or consolidation of any Group Company with or into any other business entity resulting in the Company giving up Control over such Group Company;

            (16) the sale or transfer of all or substantially all of the assets of the Company or any Group Company;

            (17) the liquidation, dissolution or winding up of any of the Company or the Group Companies;

            (18) any change in the dividend policy of the Company or any Group Company or the declaration or payment of a dividend or other distribution by the Company or any Group Company except for (i) any distribution or dividend with respect to which the sole recipient of any proceeds therefrom will be the Company or any Group Company, (ii) any distribution required to be paid pursuant to Article 10(b) or Article 10(c) of the Company's Memorandum of Association in connection with a liquidation or deemed liquidation of the Company, (iii) any amounts paid upon redemption of any Preferred Share pursuant to the terms thereof, or (iv) any amounts paid in the repurchase of 18,000 Ordinary Shares owned by Zhou Ying pursuant to that certain letter agreement dated November 3, 2004, between the Company and Zhou Yibing; or

            (19) the determination of the timing and valuation of a public offering of the securities of the Company (other than a Series C QPO) and the securities exchange on which such securities shall be listed (other than a Qualified Exchange).

      4.2 Further Acts of the Company. Notwithstanding anything to the contrary in the Memorandum and Articles or the charter documents of any Group Company, the parties hereto shall ensure that none of the Company or the Group Companies shall take action described below without prior approval in a resolution adopted by the affirmative vote of at least 80% of the directors serving on the Company's Board of Directors:

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                                       16

            (1) the appointment or removal of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and other executive officers of the Company or any Group Company;

            (2) the adoption of, and any amendment to or deviation from, the annual budget of the Company or any Group Company;

            (3) any incurrence, assumption or refinancing of interest-bearing indebtedness (including any off-balance sheet liability) by any of the Company or the Group Companies, or any combination of the foregoing, in excess of RMB(yen)10,000,000 in the aggregate;

            (4) the adoption of, or amendment to, any employee equity incentive plan of the Company and all related agreements and documents;

            (5) the adoption of, or amendment to, any compensation, welfare, benefit and equity incentive schemes for the benefit of the management staff of any of the Company or the Group Companies, including without limitation the purchase and provision of automobiles and residential real estate for use by the management staff;

            (6) the disposition of any business or assets by any of the Company or the Group Companies, or any combination of the foregoing, whether in a single transaction or a series of related transactions, with an aggregate value in excess of US$1,000,000;

            (7) the acquisition of any business and/or assets of any Person by any of the Company or the Group Companies, or any combination of the foregoing, whether in a single transaction or a series of related transactions, with an aggregate value in excess of US$2,000,000;

            (8) the establishment of any joint venture, partnership or non-wholly owned subsidiary in which the contribution of any of the Company or the Group Companies, or any combination of the foregoing, shall exceed US$1,000,000;

            (9) the entry into any transaction or series of related transactions pursuant to which the Company, directly or indirectly, gives up Control over any Group Company;

            (10) any capital expenditures by any of the Company or the Group Companies, or any combination of the foregoing, in excess of US$1,000,000, whether in a single transaction or a series of related transactions;

            (11) the settlement by the Company or any Group Company of any litigation in excess of US$250,000;

            (12) the payment or declaration by the Company of any dividend on the Ordinary Shares or any other class or series of shares that is junior to the Series C Shares in terms of the right to receive dividends except for (i) any distribution required to be paid pursuant to Article 10(b) or
      Article 10(c) of the Memorandum and Articles, (ii) any amounts paid upon redemption of any Preferred Share pursuant to the terms thereof, or (iii) any amounts paid in the repurchase of 18,000 Ordinary

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

      Shares owned by Zhou Ying pursuant to that certain letter agreement dated November 3, 2004, between the Company and Zhou Yibing;

            (13) any change in the authorized number of directors of the Company or any Group Company;

            (14) the sale, license or other transfer of any intellectual property or intangible property material to the business of the Company or any Group Company, other than licenses in the ordinary course of the business of the Company or such Group Company consistent with past practice;

            (15) the selection of, and any change in, any Person retained by the Company or any Group Company (other than employees hired thereby in the ordinary course) to provide Tax advisory services thereto or to assist in the preparation of Tax Returns therefor;

            (16) the entry into any transaction or series of related transactions by any of the Company or the Group Companies, or by any combination of the foregoing, which has as an objective and/or the effect of securing a Tax benefit; or

            (17) the tax-motivated restructuring of any of the Company or the Group Companies, or of any combination of the foregoing, or of the business, operations or practices thereof.

      4.3 Approval by Holders of Series C Shares. Notwithstanding anything to the contrary in the Memorandum and Articles or the charter documents of any Group Company, the parties hereto shall ensure that none of the Company or the Group Companies take any action described below without prior approval in a resolution adopted by the affirmative vote of members holding more than eighty percent (80%) in voting power of the Series C Shares then issued and outstanding:

            (1) the amendment of the Memorandum and Articles or the charter documents of any Group Company;

            (2) the merger, consolidation, reorganization, or amalgamation of the Company or any Group Company with or into any other Person or any scheme of arrangement or other business combination with or into any other Person;

            (3) the sale, transfer, lease, assignment, parting with or disposal by the Company or any Group Company, whether directly or indirectly, of all or substantially all of the property, assets or revenues thereof;

            (4) any voluntary action to initiate any liquidation, dissolution or winding up of the Company or any Group Company or to permit the commencement of a proceeding for bankruptcy, insolvency, receivership or similar action with respect to the Company or any Group Company;

            (5) the creation of any new class of shares having any preference over the Series C Shares (in respect of dividends, distributions on liquidation, voting rights or otherwise);

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

            (6) the increase or decrease in the authorized or registered capital of the Company or any Group Company except as necessary (i) to permit the conversion of any Preferred Share in accordance with the terms thereof and
      (ii) to permit the issuance of Ordinary Shares as consideration in any bona fide acquisition of the business and/or assets of another Person by the Company or any Group Company, or any combination of the foregoing, whether in a single transaction or a series of related transactions, where the aggregate value of the transaction does not exceed US$2,000,000;

            (7) any redemption, purchase or acquisition of any of the equity of the Company or any Group Company other than (i) the redemption of any Preferred Shares pursuant to the terms thereof, (ii) the redemption or repurchase of Employee Compensation Shares duly approved by the Board, and
      (iii) the repurchase of 18,000 Ordinary Shares owned by Zhou Ying pursuant to that certain letter agreement dated November 3, 2004, between the Company and Zhou Yibing; or

            (8) any material changes to the Company's business plan.

      4.4 Protective Provisions Cumulative. The requirements imposed by this
Section 4 are cumulative, and in respect of any matter subject to approval under
Section 4.1, Section 4.2 or Section 4.3, the securing of such approval shall not be sufficient to discharge any further requirement of approval or consent under law, under the Memorandum and Articles or under this Agreement (including, without limitation, any further requirement of approval under this Section 4).

SECTION 5 REGISTRATION RIGHTS.

      5.1 Demand Registration Rights.

            (a) Registration Other Than on Form F-3.

            (1) Subject to the terms of this Agreement, at any time after the earlier of April 28, 2007 and the date six (6) months following a Series A/B QPO, Holders representing a majority in voting power of the then outstanding Series A Registrable Securities may request the Company in writing to effect the Registration of any Registrable Securities held thereby. Upon receipt of such a request, the Company shall (i) promptly, and in any event within ten (10) Business Days after receipt of such written request, give written notice of the proposed Registration to all other Holders and (ii) use best efforts to cause, as soon as practicable, the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within twenty (20) days after the Company's delivery of written notice, to be Registered and/or qualified for sale and distribution to the public in such jurisdictions as the Initiating Holders may reasonably request. The Company shall be obligated to effect no more than two (2) Registration pursuant to this Section 5.1(a)(1).

            (2) Subject to the terms of this Agreement, at any time after the earlier of April 28, 2007 and the date six (6) months following a Series A/B QPO, Holders representing a majority in voting power of the then outstanding Series B Registrable Securities may request the Company in writing to effect the Registration of any

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

      Registrable Securities held thereby. Upon receipt of such a request, the Company shall (i) promptly, and in any event within ten (10) Business Days after receipt of such written request, give written notice of the proposed Registration to all other Holders and (ii) use best efforts to cause, as soon as practicable, the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within twenty (20) days after the Company's delivery of written notice, to be Registered and/or qualified for sale and distribution to the public in such jurisdictions as the Initiating Holders may reasonably request. The Company shall be obligated to effect no more than two (2) Registration pursuant to this Section 5.1(a)(2).

            (3) Subject to the terms of this Agreement, at any time after the earlier of the third anniversary of this Agreement and the date six (6) months following an IPO, Holders representing 20% or more in voting power of the then outstanding Series C Registrable Securities may request the Company in writing to effect the Registration of Registrable Securities for which the reasonably anticipated aggregate price to the public, net of Selling Expenses, would not be less than US$20,000,000. Upon receipt of such a request, the Company shall (i) promptly, and in any event within ten (10) Business Days after receipt of such written request, give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, and in any event within sixty (60) days of the receipt of such request, cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within twenty (20) days after the Company's delivery of written notice, to be Registered and/or qualified for sale and distribution to the public in such jurisdictions as the Initiating Holders may reasonably request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 5.1(a)(3).

            (b) Registration on Form F-3.

            (1) Subject to the terms of this Agreement, from time to time and at any time after April 28, 2005, Holders holding any Series A Registrable Securities may request the Company in writing to file a Registration Statement on Form F-3 or Form S-3 (or any successor form to Form F-3 or Form S-3, or any comparable form for Registration in a jurisdiction other than the United States) for a public offering of Registrable Securities for which the reasonably anticipated aggregate price to the public would not be less than US$1,000,000 and for which the Company is entitled to use Form F-3, Form S-3 or a comparable form to register the requested Registrable Securities. Upon receipt of such a request, the Company shall
      (i) promptly, and in any event within ten (10) Business Days after receipt of such written request, give written notice of the proposed Registration to all other Holders and (ii) use best efforts to cause, as soon as practicable, the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within twenty (20) days after the Company's delivery of written notice, to be Registered and/or qualified for sale and distribution to the public in such jurisdictions as the Initiating Holders may reasonably request.

            (2) Subject to the terms of this Agreement, from time to time and at any time after April 28, 2005, Holders holding any Series B Registrable Securities may request the Company in writing to file a Registration Statement on Form F-3 or Form S-3 (or any successor form to Form F-3 or Form S-3, or any comparable form for

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

      Registration in a jurisdiction other than the United States) for a public offering of Registrable Securities for which the reasonably anticipated aggregate price to the public would not be less than US$1,000,000 and for which the Company is entitled to use Form F-3, Form S-3 or a comparable form to register the requested Registrable Securities. Upon receipt of such a request, the Company shall (i) promptly, and in any event within ten (10) Business Days after receipt of such written request, give written notice of the proposed Registration to all other Holders and (ii) use best efforts to cause, as soon as practicable, the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within twenty
      (20) days after the Company's delivery of written notice, to be Registered and/or qualified for sale and distribution to the public in such jurisdictions as the Initiating Holders may reasonably request.

            (3) Subject to the terms of this Agreement, from time to time and at any time, Holders holding any Series C Registrable Securities may request the Company in writing to file a Registration Statement on Form F-3 or Form S-3 (or any successor form to Form F-3 or Form S-3, or any comparable form for Registration in a jurisdiction other than the United States) for a public offering of Registrable Securities for which the reasonably anticipated aggregate price to the public would exceed US$1,000,000 and for which the Company is entitled to use Form F-3, Form S-3 or a comparable form to register the requested Registrable Securities. Upon receipt of such a request the Company shall (i) promptly, and in any event within ten (10) Business Days after receipt of such written request, give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, and in any event within sixty (60) days of the receipt of such request, cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within twenty (20) days after the Company's delivery of written notice, to be Registered and qualified for sale and distribution in such jurisdictions as the Initiating Holders may reasonably request.

            (c) Right of Deferral. Notwithstanding anything to the contrary in this Section 5.1:

            (1) The Company shall not be obligated to Register or qualify Registrable Securities pursuant to any of the provisions of Section 5.1(a) if, within the six (6) month period preceding the date of such request, the Company has either (i) already effected a Registration under any of the provisions of Section 5.1(a) or Section 5.1(b) or (ii) already affected a Registration (other than a registration of securities in a transaction under Rule 145 of the Securities Act or with respect to an employee benefit plan) in which the Holders had an opportunity to participate pursuant to the provisions of Section 5.2 and no Registrable Securities of the Holders were excluded from such Registration pursuant to the provisions of Section 5.2(c).

            (2) The Company shall not be obligated to Register or qualify Registrable Securities pursuant to Section 5.1(b) if, within the six (6) month period preceding the date of such request, the Company has already effected a Registration (other than a registration of securities in a transaction under Rule 145 of the Securities Act or with respect to an employee benefit plan) in which the Holders had an opportunity to participate pursuant to the provisions of Section 5.2 and no Registrable Securities of the Holders were excluded from such Registration pursuant to the provisions of Section 5.2(c).

                                                         Shareholders Agreement

            (3) The Company shall not be obligated to Register or qualify Registrable Securities pursuant to Section 5.1(a) or Section 5.1(b) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for a Registration Statement to be filed in the near future. Following delivery of such certificate, the Company shall have the right to defer such filing for a period not to exceed ninety (90) days from the receipt of any request duly submitted by Holders under Section 5.1(a) or Section 5.1(b) to Register Registrable Securities; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

            (d) Underwritten Offerings. If, in connection with a request to Register Registrable Securities under any of the provisions of Section 5.1(a) or
Section 5.1(b), the Initiating Holders seek to distribute such Registrable Securities in an underwriting, they shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Holders described in to Section 5.1(a) or Section 5.1(b). In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by Initiating Holders representing a majority in voting power of the Registrable Securities held by the Initiating Holders) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to Initiating Holders representing a majority in voting power of the Registrable Securities held by the Initiating Holders). Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Equity Securities to be underwritten, the underwriters may exclude such number of Registrable Securities from the underwriting as required (i) after excluding any other Equity Securities from the underwriting (including, without limitation, any Equity Securities which the Company may seek to include in the underwriting for its own account) and (ii) so long as at least thirty percent (30%) in voting power of any Registrable Securities requested by the Holders to be included in such underwriting and Registration shall be included. If a limitation of the number of Registrable Securities is required pursuant to this Section 5.1(d), the number of Registrable Securities that may be included in the underwriting by selling Holders shall be allocated among such Holders, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which the Holders would otherwise be entitled to include in the Registration. If any Holder disapproves of the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) Business Days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the Registration.

      5.2 Piggyback Registrations.

                                                          Shareholders Agreement

            (a) Registration of the Company's Securities. Subject to Section 5.2(c), if the Company proposes to Register for its own account any of its Equity Securities in connection with the public offering of such securities, the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within twenty (20) days after delivery of such notice, the Company shall use best efforts to include in such Registration any Registrable Securities thereby requested by such Holder. If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

            (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 5.2(a) prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 5.3.

            (c) Underwriting Requirements.

            (1) In connection with any offering involving an underwriting of the Company's Equity Securities, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 5.2 unless such Holder shall include such Registrable Securities in the underwriting and such Holder enters into an underwriting agreement in customary form with the underwriters selected by the Company and setting forth such terms for the underwriting as have been agreed upon between the Company and the underwriters. Subject to clause (2) below, in the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 5.2 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Equity Securities to be underwritten, the underwriters may exclude some or all Registrable Securities from the Registration and underwriting after excluding any other Equity Securities from the underwriting (other than any Equity Securities which the Company may seek to include in the underwriting for its own account), and the number of Equity Securities and Registrable Securities that may be included in the Registration and the underwriting shall be allocated (i) first, to the Company and (ii) thereafter, among the Holders requesting inclusion of their Registrable Securities in such Registration Statement in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which the Holders would otherwise be entitled to include in the Registration.

            (2) Notwithstanding anything to the contrary in this clause (c), in connection with any offering involving an underwriting of the Company's Equity Securities, in no event shall the underwriters exclude any Registrable Securities which Holders may seek to include in such Registration and underwriting under this Section 5.2 unless at least thirty percent (30%) in voting power of any Registrable Securities requested by the Holders to be included in such underwriting and Registration shall be included.

                                                          Shareholders Agreement

            (3) If any Holder disapproves of the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from the underwriting shall be withdrawn from the Registration.

            (d) Exempt Transactions. The Company shall have no obligation to Register any Registrable Securities under this Section 5.2 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company share plan, (ii) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the laws of another jurisdiction, as applicable), or
(iii) on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable securities.

      5.3 Expenses. All expenses, other than Selling Expenses, incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including, without limitation, all U.S. federal, "blue sky" and all foreign registration, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company and of counsel for the Holders (but excluding underwriters' discounts and commissions relating to shares sold by the Holders), shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 5.1(a) or Section 5.1(b) if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered unless (i) in connection with a Registration proceeding begun pursuant to Section 5.1(a) and withdrawn, Holders representing a majority in voting power of Registrable Securities then held by the Initiating Holders for such Registration request agree that such Registration request constitutes the use by such Holders of one
(1) registration request under Section 5.1(a) or (ii) if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such Registration and have withdrawn their request for Registration with reasonable promptness after learning of such material adverse change.

      5.4 Obligations of the Company. Whenever required to effect the Registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

            (a) Registration Statement. Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and upon the request of any Holder, keep the Registration Statement Effective; provided, that the Company shall not be required to keep any such Registration Statement effective for more than ninety (90) days.

            (b) Amendments and Supplements. Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of Applicable Securities Law with respect to the disposition of all securities covered by such Registration Statement.

                                                          Shareholders Agreement

            (c) Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Applicable Securities Law, and such other documents as such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such Registration.

            (d) Blue Sky. Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under Applicable Securities Law of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g) Opinion and Comfort Letter. Furnish, at the request of any Holder requesting Registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting Registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            (h) Transfer Agent and CUSIP. Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a CUSIP number for all those Registrable Securities, in each case not later than the effective date of the Registration.

            (i) Further Actions. Take all reasonable action necessary to list the Registrable Securities on the primary exchange upon which the Company's securities are traded or, in connection with any IPO, the primary exchange upon which the Company's securities will be traded.

                                                          Shareholders Agreement

      5.5 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to Register the Registrable Securities of any Holder pursuant to this Section 5 that the selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held thereby and the intended method of disposition of such securities as shall be required to timely effect the Registration of such Holder's Registrable Securities.

      5.6 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 5:

            (a) Company Indemnity. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its partners, officers, directors, legal counsel, accountants, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under laws which are applicable in connection with any Registration, qualification, or compliance, of the Company's securities insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

            (1) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

            (2) the omission or alleged omission to state in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

            (3) any violation or alleged violation by the Company of Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws;

and the Company will reimburse each such Holder, its partner, officer, director, legal counsel, accountants, underwriter or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by such Holder, underwriter or controlling Person of such Holder.

            (b) Notice. Promptly after receipt by an indemnified party under this Section 5.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own

                                                          Shareholders Agreement
counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 5.6 to the extent the indemnifying party is prejudiced as a result thereof, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.6.

            (c) Contribution. If any indemnification provided for in this
Section 5.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (d) Survival. The obligations of the Company and Holders under this
Section 5.6 shall survive the completion of any offering of Registrable Securities in a Registration Statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

      5.7 Termination of the Company's Obligations. The Company shall not be obligated under this Section 5 to Register any Registrable Securities which a Holder proposes to sell more than seven (7) years after the closing of the Purchase Agreement, or, if, in the reasonable opinion of counsel to the Company, all such Registrable Securities proposed to be sold may then be sold without registration in any ninety (90) day period pursuant to Rule 144 under the Securities Act.

      5.8 No Registration Rights to Third Parties. Without the prior written consent of the Holders of a majority in voting power of the Series C Registrable Securities, the Series B Registrable Securities and the Series A Registrable Securities, respectively, then outstanding, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any Person or entity any registration rights of any kind (whether similar to the demand, "piggyback" or Form S-3 or Form F-3 registration rights described in this Section 5, or otherwise).

      5.9 Rule 144 Reporting. With a view to making available the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of Applicable Securities Law which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-3 or F-3 (or any comparable form in a jurisdiction other than the United States), after such time as a public market exists for the Ordinary Shares, the Company agrees to:

                                                          Shareholders Agreement

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or comparable provision under Applicable Securities Laws in any jurisdiction where the Company's securities are listed), at all times after the consummation of any IPO;

            (b) Use reasonable, diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under Applicable Securities Law; and

            (c) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of all Applicable Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 or F-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company's securities are listed), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as may be filed by the Company with the Commission, and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to Form S-3 or F-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company's securities are listed).

SECTION 6 PRE-EMPTIVE RIGHTS

      6.1 General. Each Preferred Holder shall have the right of first refusal to purchase up to such Preferred Holder's Pro Rata Share of any New Securities that the Company may from time to time issue after the date of this Agreement (the "RIGHT OF PARTICIPATION").

      6.2 Procedures.

            (a) First Participation Notice. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Preferred Holder written notice of its intention to issue such New Securities (the "FIRST PARTICIPATION NOTICE"), which notice shall describe the amount and type of such New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Each Preferred Holder shall have ten (10) Business Days from the date of receipt of any such First Participation Notice to agree in writing to purchase such Preferred Holder's Pro Rata Share of such New Securities for the price and upon the terms and conditions specified in the First Participation Notice by notifying the Company in writing as to the number of New Securities the Preferred Holder seeks to purchase (not to exceed such Preferred Holder's Pro Rata Share). If any Preferred Holder shall not agree to purchase its full Pro Rata Share of any New Securities within such ten (10) Business Day period, then such Preferred Holder shall forfeit the right hereunder to purchase such part of its Pro Rata Share of such New Securities as it did not elect to purchase.

            (b) Second Participation Notice; Oversubscription. The Company shall promptly give notice in writing (the "SECOND PARTICIPATION NOTICE") of any New Securities which have not been subscribed for pursuant to paragraph (a) above to each Preferred Holder who exercises its Right of Participation (a "RIGHT PARTICIPANT") with respect to its full Pro

                                                          Shareholders Agreement

Rata Share of the New Securities. Each Right Participant shall have five (5) Business Days from the date of the Second Participation Notice (the "SECOND PARTICIPATION PERIOD") to notify the Company of its desire to purchase any unsubscribed New Securities, stating the number of unsubscribed New Securities it seeks to buy (the "ADDITIONAL NUMBER"). Such notice may be made by telephone if confirmed in writing within two (2) Business Days thereafter. If the aggregate number of unsubscribed New Securities that all Right Participants seek to oversubscribe for exceeds the aggregate number of unsubscribed New Securities available for purchase, each oversubscribing Right Participant will be cut back by the Company with respect to its oversubscription to that number of remaining New Securities equal to the lesser of (x) the Additional Number therefor and (y) the product obtained by multiplying (i) the number of the remaining New Securities available for oversubscription by (ii) a fraction the numerator of which is the number of Ordinary Shares (calculated on an as-converted basis) held by such oversubscribing Right Participant and the denominator of which is the total number of Ordinary Shares (calculated on an as-converted basis) held by all the oversubscribing Right Participants. Each oversubscribing Right Participant shall be obligated to buy such number of New Securities as it shall notify the Company pursuant to this paragraph, subject to adjustment pursuant to the preceding sentence in the event of any cut-back. Within fifteen (15) Business Days following the date of the Second Participation Notice, the Company will notify each Right Participant seeking to oversubscribe for any New Securities hereunder as to the amount of New Securities the Right Participant will be required to oversubscribe for.

      6.3 Failure to Exercise. To the extent the Preferred Holders have not timely exercised their Right of Participation (including any right of oversubscription) hereunder with respect to any New Securities, the Company shall have 120 days to sell such New Securities at the same or higher price and upon non-price terms not materially more favorable to the purchasers thereof than specified in the First Participation Notice. In the event that the Company has not issued and sold such New Securities within such 120 day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Preferred Holders pursuant to this
Section 6.

      6.4 Termination. Upon a Series C QPO, the rights under this Section 6 of all Preferred Holders shall immediately terminate. Upon a Series A/B QPO, the rights under this Section 2 of any Preferred Holder that does not hold Series C Shares at such date shall terminate.

SECTION 7 TRANSFER RESTRICTIONS

      7.1 Prohibition on Transfer of Shares. None of the parties to this Agreement will sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of any interest in the Equity Securities now or hereafter owned or held thereby except in a transaction that complies with Section 7.4 and either (i) qualifies as an Exempt Transaction,
(ii) in the case of any Preferred Holder, is in compliance with Section 7.3 or
(iii) in the case of any other party hereto, is in compliance with Section 7.2. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of the Equity Securities not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company, and shall not be recognized by the Company.

      7.2 Sale by Party Other than Preferred Holder. If a party to this Agreement other than a Preferred Holder proposes to sell or transfer any Equity Securities held by it (the

                                                          Shareholders Agreement

"SELLING SHAREHOLDER") in a transaction that is not an Exempt Transaction, then such Selling Shareholder shall promptly give written notice (a "TRANSFER NOTICE") to each Preferred Holder prior to such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer, including, without limitation, the number of Equity Securities to be sold or transferred (the "OFFERED SHARES"), the nature of such sale or transfer, the consideration to be paid per share, and the name and address of each prospective purchaser or transferee.

            (a) Right of First Refusal. Each Preferred Holder will have the right, exercisable upon written notice (the "FIRST REFUSAL NOTICE") to the Selling Shareholder, the Company and each other Preferred Holder within thirty
(30) days after receipt of the Transfer Notice (the "FIRST REFUSAL PERIOD"), to purchase up to such number of Offered Shares (the "FIRST REFUSAL ALLOTMENT") as equal the product obtained by multiplying the aggregate number of the Offered Shares by a fraction, the numerator of which is the number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) then held by such Preferred Holder and the denominator of which is the total number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) then owned by all the Preferred Holders. The First Refusal Notice for any Preferred Holder shall set forth the number of Offered Shares (together with any re-allotment) that such Preferred Holder wishes to purchase.

            (1) Each Preferred Holder shall have a right of re-allotment such that, if any other Preferred Holder fails to exercise the right to purchase its full First Refusal Allotment, the other participating Preferred Holders shall have an additional right to purchase such number of re-allotment shares as is indicated in its First Refusal Notice. In the event that the aggregate number of Offered Shares which all Preferred Holders seek to purchase pursuant to the exercise of their right of re-allotment hereunder exceeds the number of remaining Offered Shares, each Preferred Holder exercising its right of re-allotment will be cut back to such number of Offered Shares in connection with such re-allotment as equals the lesser of (x) the number of Offered Shares which such Preferred Holder indicated in its First Refusal Notice it would be willing to purchase pursuant to the exercise of its right of re-allotment and (y) the product obtained by multiplying (i) the number of the remaining Offered Shares by (ii) a fraction the numerator of which is the number of Ordinary Shares (calculated on an as-converted basis) held by such Preferred Holder and the denominator of which is the total number of Ordinary Shares (calculated on an as-converted basis) held by all the Preferred Holders exercising their right of re-allotment.

            (2) If a Preferred Holder timely gives a First Refusal Notice indicating that it desires to acquire any part of its First Refusal Allotment with respect to the Offered Shares and, as the case may be, any re-allotment, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed by the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company's receipt of the Transfer Notice, unless such notice contemplated a later closing with the prospective third party transferee.

            (3) The purchase price per share for the Offered Shares to be purchased by any Preferred Holder pursuant to the exercise of its right of first refusal hereunder (together with any right of re-allotment) shall be the price set forth in the Transfer Notice. In the event the Transfer Notice provides for any part of the purchase price to

                                                          Shareholders Agreement
      be paid in non-cash consideration, any Preferred Holder exercising its right of first refusal (and any right of re-allotment) hereunder shall be entitled to pay the cash equivalent of such non-cash consideration, as determined by the Board in good faith. The determination of the Board under this clause as to the value of any non-cash consideration shall be binding upon the Company, the Preferred Holders, and the Selling Shareholder, absent fraud or error.

            (4) If any Preferred Holder exercises its right of first refusal to purchase any Offered Shares (together with any right of re-allotment), then upon expiration of the First Refusal Period, the Selling Shareholder will have no further rights as a holder of such Offered Shares except the right to receive payment therefor from such Preferred Holder in accordance with the terms of this Agreement, and the Selling Shareholder will forthwith cause all certificate(s) evidencing such Offered Shares to be surrendered to the Company for transfer to such Preferred Holder.

            (5) Within ten (10) days after expiration of the First Refusal Period, the Company shall give written notice (the "FIRST REFUSAL EXPIRATION NOTICE") to the Selling Shareholder and each Preferred Holder which has not timely exercised its right of first refusal during such period, setting forth the number of Offered Shares which the Preferred Holders have elected to purchase in the exercise of their right of first refusal (and any right of re-allotment) hereunder.

            (b) Co-Sale Right. After delivery of a Transfer Notice, to the extent that the Preferred Holders have not exercised their right of first refusal (together with any right of re-allotment) with respect to all of the Offered Shares, each Preferred Holder shall have a right, exercisable upon written notice (the "CO-SALE NOTICE") to the Selling Shareholder and the Company within thirty (30) days after receipt of the First Refusal Expiration Notice (the "CO-SALE RIGHT PERIOD"), to participate in the sale of any remaining Offered Shares on the same terms and conditions as specified in the Transfer Notice and, accordingly, to sell up to such number of Equity Securities (determined on an as-converted basis) in connection therewith as is equal to its Co-Sale Pro Rata Portion. The Co-Sale Notice shall set forth the number of Equity Securities that such Preferred Holder wishes to include in such sale pursuant to the exercise of its right of participation hereunder (together with any further participation amount). For purposes of this Section, each Preferred Holder's "CO-SALE PRO RATA PORTION" shall mean that number of Equity Securities held by it which is equal (on an as-converted basis) to the product obtained by multiplying (x) the aggregate number of the Offered Shares (on an as-converted basis) subject to the co-sale right hereunder by (y) a fraction, the numerator of which is the number of Ordinary Shares (on an as-converted basis) then owned by the Preferred Holder and the denominator of which is the combined number of Ordinary Shares (on an as-converted basis) then owned by all Preferred Holders and the Selling Shareholder.

            (1) To the extent that any Preferred Holder does not exercise its co-sale right hereunder with respect to its full Co-Sale Pro Rata Portion, the Preferred Holders exercising their co-sale right with respect to their full Co-Sale Pro Rata Portion shall have a right of further participation with respect to the sale of Offered Shares by the Selling Shareholder such that each participating Preferred Holder shall be entitled to include in such sale such additional shares as equals the lesser of (x) the number of Ordinary Shares which Preferred Holder indicated in its Co-Sale Notice it would be willing to sell pursuant to the exercise of its right of further participation and (y) the product obtained by multiplying (i) the sum of the unexercised part of all Preferred

                                                          Shareholders Agreement

      Holders' Co-Sale Pro Rata Portion by (ii) a fraction the numerator of which is the number of Ordinary Shares (calculated on an as-converted basis) held by the participating Preferred Holder and the denominator of which is the total number of Ordinary Shares (calculated on an as-converted basis) which all Preferred Holders exercising their right of further participation seek to sell.

            (2) Within ten (10) days following the expiration of the Co-Sale Period, the Company shall provide a notice to the Selling Shareholder and each Preferred Holder indicating for each Preferred Holder the number of Ordinary Shares which such Preferred Holder will be permitted to include in the sale of Offered Shares by the Selling Shareholder. Following receipt of such notice, each Preferred Holder exercising its right of participation hereunder (and any right of further participation) shall promptly deliver to the Selling Shareholder for sale to the prospective purchaser one or more certificates, properly endorsed for transfer, representing such number of Equity Securities (determined on an as-converted basis) as such Preferred Holder is entitled to include in such sale. However, if the prospective purchaser objects to the delivery of any Ordinary Share Equivalents in lieu of Ordinary Shares, such Preferred Holder shall convert such Ordinary Share Equivalents into Ordinary Shares prior to delivery thereof to the Selling Shareholder. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

            (3) The certificates that the participating Preferred Holder delivers to the Selling Shareholder pursuant to Section (b)(2) shall be transferred to the prospective purchaser in consummation of the sale thereof pursuant to the terms and conditions specified in the Transfer Notice, and the Selling Shareholder shall concurrently therewith remit to such Preferred Holder that portion of the sale proceeds to which such Preferred Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Preferred Holder exercising its co-sale right hereunder, the Selling Shareholder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Selling Shareholder shall purchase such shares or other securities from such Preferred Holder on terms and conditions substantially the same as those provided in the Transfer Notice in respect of a sale to the prospective purchaser.

            (4) To the extent one or more of the Preferred Holders exercises its right of participation hereunder (together with any right of further participation), the number of Offered Shares that the Selling Shareholder may sell in the transaction shall be correspondingly reduced.

            (c) Right to Transfer. Subject to any other applicable restrictions on the sale of such Equity Securities, to the extent the Preferred Holders do not timely elect to purchase, or to participate in the sale of, the Offered Shares, the Selling Shareholder may, not later than 120 days following delivery to the Company and each of the Preferred Holders of the Transfer Notice, conclude a transfer of such Equity Securities on terms and conditions not materially different from those described in the Transfer Notice. In the event the Selling Shareholder is not able to conclude the transfer of such Equity Securities within such time on terms and conditions materially the same as those described in the Transfer Notice, the Preferred Holders' rights of first refusal and co-sale rights under this Section 7 shall apply to any subsequent disposition of such Equity Securities.

                                                          Shareholders Agreement

      7.3 Sale by Preferred Holder. If at any time a Preferred Holder (an "OFFERING HOLDER") proposes to sell or transfer any of its Equity Securities (the "AVAILABLE SECURITIES") in a transaction that is not an Exempt Transaction, then before offering such Available Securities to any third party, the Offering Holder shall give each of the other Preferred Holders written notice (the "OFFERING NOTICE") of the Offering Holder's intent to transfer the Available Securities, which Offering Notice shall include a description of the Available Securities.

            (a) Right of First Offer. Within ten (10) days after delivery of an Offering Notice, each Preferred Holder shall have a right, either separately or together with other Preferred Holders, to make an offer in writing (a "PURCHASE OFFER") to purchase all, but not less than all, of the Available Securities. Any Purchase Offer shall set forth the consideration and the material terms and conditions upon which the party or parties making the Purchase Offer propose to acquire the Available Securities. Within ten (10) days of receiving a timely Purchase Offer, the Offering Holder shall accept or decline the Purchase Offer in writing, and prior to expiration of such 10-day period, the Purchase Offer shall not be rescinded.

            (1) If the Offering Holder shall accept a Purchase Offer, then the Offering Holder and the party or parties making such Purchase Offer shall use their good faith efforts to conclude, within sixty (60) days after the date of the Offering Notice, a sale between them of the Available Securities pursuant to the terms and conditions of the Purchase Offer. If the Offering Holder and the party or parties making the Purchase Offer have not timely concluded the sale of the Available Securities within such 60-day period, the Purchase Offer shall be deemed to have been rescinded, and neither the Offering Holder or any party making such Purchase Offer shall have any further obligation to consummate a sale of the Available Securities pursuant to the terms and conditions of such Purchase Offer.

            (2) Following the Release Date in respect of any Available Securities offered pursuant to an Offering Notice, the Offering Holder may either withdraw its intention to sell the Available Securities or, for a period of ninety (90) days from the Release Date, the Offering Holder shall have the right to solicit an offer from a third party to purchase the Available Securities; provided that (i) the terms and conditions of any sale of the Available Securities to a third party shall not be materially less favorable to the Offering Holder than the terms and conditions contained in any timely Purchase Offer in respect of such Available Securities and (ii) any such sale shall be subject to all the terms of Section 7.3(b). If within such 90-day period the Offering Holder has not concluded a binding letter of intent with any third party for sale of the Available Securities thereto, the Offering Holder shall not further offer the Available Securities to any third party without first again permitting the other Preferred Holders to exercise their right of first offer under this Section 7.3. In respect of any Offering Notice for Available Securities, "RELEASE DATE" shall mean the earlier of (i) the date that the 10-day period for making Purchase Offers hereunder shall expire without the Offering Holder having received a Purchase Offer, (ii) the date that the Offering Holder shall have declined to accept all timely Purchase Offers or (iii) the date that any Purchase Offer accepted by the Offering Holder shall subsequently be rescinded.

            (b) Co-Sale Right. If the Offering Holder receives a firm offer for the purchase of any part of the Available Securities within 90-days after the Release Date, the Offering Holder shall promptly provide notice (a "FIRM OFFER NOTICE") in writing to each of the other Preferred Holders, describing in reasonable detail the terms of the proposed sale,

                                                          Shareholders Agreement
including, without limitation, the number of Available Securities to be sold or transferred, the consideration to be paid per share, and the name and address of the prospective purchaser.

            (1) Each Preferred Holder shall have a right, exercisable by delivery of written notice (a "PREFERRED CO-SALE NOTICE") to the Offering Holder and the Company within thirty (30) days after receipt of a Firm Offer Notice, to participate in the sale of such Available Securities on the same terms and conditions as specified in the Firm Offer Notice and, accordingly, to sell up to a pro rata share of its Equity Securities in connection therewith. The Preferred Co-Sale Notice shall set forth the number of Equity Securities that such Preferred Holder wishes to include in such sale pursuant to the exercise of its right of participation hereunder (together with any further participation amount). For purposes of this Section 7.3(b), a Preferred Holder's "pro rata share" of its Equity Securities shall mean such number of Equity Securities as is equal (on an as-converted basis) to the product of (i) the number of Available Securities described in the Firm Offer Notice (determined on an as-converted basis) and (ii) a fraction, the numerator of which is the number of Ordinary Shares then held by such Preferred Holder (determined on an as-converted basis) and the denominator of which is the number of Ordinary Shares then held by all Preferred Holders (determined on an as-converted basis).

            (2) To the extent that any Preferred Holder (other than the Offering Holder) does not exercise its co-sale right hereunder with respect to its full pro rata share, Preferred Holders participating in their full pro rata share shall have a right of further participation with respect to the sale of Available Securities by the Offering Holder such that each participating Preferred Holder shall be entitled to include in such sale such additional shares as equals the lesser of (x) the number of Equity Shares which such Preferred Holder indicated in its Co-Sale Notice it would be willing to sell pursuant to the exercise of its right of further participation (determined on an as-converted basis) and (y) the product obtained by multiplying (i) the sum of the unexercised part of all Preferred Holders' pro rata share by (ii) a fraction the numerator of which is the number of Ordinary Shares (calculated on an as-converted basis) held by the participating Preferred Holder and the denominator of which is the total number of Ordinary Shares (calculated on an as-converted basis) which all Preferred Holders exercising their right of further participation seek to sell.

            (3) Within ten (10) days following the expiration of the 30-day period for Preferred Holders to exercise their co-sale rights hereunder, the Company shall provide a notice to the Offering Holder and each Preferred Holder indicating for each Preferred Holder the number of Ordinary Shares which such Preferred Holder will be permitted to include in the sale of Available Securities by the Offering Holder. Following receipt of such notice, each Preferred Holder exercising its right of participation hereunder (and any right of further participation) shall promptly deliver to the Offering Shareholder, for sale to the prospective purchaser, one or more certificates, properly endorsed for transfer, representing such number of Equity Securities (determined on an as-converted basis) as such Preferred Holder is entitled to include in such sale. However, if the prospective purchaser objects to the delivery of any Ordinary Share Equivalents in lieu of Ordinary Shares, such Preferred Holder shall convert such Ordinary Share Equivalents into Ordinary Shares prior to delivery thereof to the Offering Holder. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

                                                          Shareholders Agreement

            (4) The certificates that a participating Preferred Holder delivers to the Offering Holder pursuant to Section 7.2(b) shall be transferred to the prospective purchaser in consummation of the sale thereof pursuant to the terms and conditions specified in the Firm Offer Notice, and the Offering Holder shall concurrently therewith remit to such Preferred Holder that portion of the sale proceeds to which such Preferred Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Preferred Holder exercising its co-sale right hereunder, the Offering Holder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Offering Shareholder shall purchase such shares or other securities from such Preferred Holder on terms and conditions substantially the same as those provided in the Transfer Notice in respect of a sale to the prospective purchaser.

            (5) To the extent one or more of the Preferred Holders exercises its right of participation (together with any right of further participation) under this Section 7.3(b), the number of Available Securities that the Offering Holder may sell in the transaction described by the Firm Offer Notice shall be correspondingly reduced.

            (c) Right to Transfer. Subject to any other applicable restrictions on the sale of such Equity Securities, to the extent the Preferred Holders do not timely elect to participate in the sale of the Available Securities, the Offering Holder may, not later than ninety (90) days following expiration of the 30-day period for the Preferred Holders to deliver a Preferred Co-Sale Notice, conclude a transfer of such Equity Securities on terms and conditions not materially different from those described in the Firm Offer Notice. In the event the Offering Shareholder is not able to conclude the transfer of such Equity Securities within such time on terms and conditions materially the same as those described in the Firm Offer Notice, the other Preferred Holders' rights of first offer and co-sale rights under this Section 7 shall apply to any subsequent disposition of such Equity Securities.

      7.4 Additional Transfer Restrictions.

            (a) Notwithstanding anything to the contrary contained herein, except for any sale or transfer of Equity Securities pursuant to the Purchase Agreement, the Ancillary Documents, the Capital Purchase Agreement or the Capital Ancillary Documents, JJ Media shall not, without the prior written consent of Preferred Holders representing not less than a majority in voting power of the Series A Shares, the Series B Shares and the Series C Shares, respectively, sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of any Equity Securities held by JJ Media to any Person (i) within one year from the closing of the Purchase Agreement, or (ii) within 180 days following the consummation of a Series C QPO.

            (b) Notwithstanding anything to the contrary contained herein, none of the parties hereto shall sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of any interest in any Equity Securities now or hereafter owned or held thereby unless the Person to whom such Equity Securities are so disposed of shall have entered into an instrument of accession, in substantially the form attached hereto as Exhibit A, acceding to the obligations under this Agreement (but not necessarily the rights) of the Party so disposing of its Equity Securities.

                                                          Shareholders Agreement

      7.5 Legend. For so long as this Section 7 shall continue in effect, each certificate representing any Equity Securities now or hereafter owned by a party to this Agreement shall bear the following legend:

      "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE COMPANY, CERTAIN AFFILIATES OF THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

The above restrictions on share transfer should also be recorded in a notation on the Company's share register.

      7.6 Term. Except for Section 7.4(a), the provisions under this Section 7 shall terminate upon the closing of a Series C QPO.

SECTION 8 ADDITIONAL COVENANTS

      8.1 Everease. In the event that Shanghai Everease Advertising Co., Ltd. [CHINESE CHARACTERS] ("EVEREASE") or any of its Affiliates (other than the Company or Group Companies) shall issue to any Person (an "EVEREASE INVESTOR") any equity securities of Everease or such Affiliate or any options or warrants for, or any other securities exchangeable for or convertible into, such equity securities of Everease or such Affiliate (collectively, the "EVEREASE SECURITIES"), Nanchun Jiang shall cause Everease to notify each of the Preferred Holders by written notice (the "EVEREASE ISSUANCE NOTICE") describing such issuance and the terms and conditions thereof, and each of the Preferred Holders shall have the right to subscribe for, at the same price and subject to the same terms and conditions as offered to such Everease Investor, up to the number of Everease Securities obtained by multiplying (x) the aggregate number of Everease Securities offered by (y) a fraction, the numerator of which is the number of Ordinary Shares (on an as-converted basis) owned by such Preferred Holder, and the denominator of which is the combined number of Ordinary Shares (on an as-converted basis) owned by all the Preferred Holders and JJ Media, which right shall be exercised by written notice to Nanchun Jiang within thirty (30) days following the receipt of the Everease Issuance Notice indicating such Preferred Holder's election to participate and the number of Everease securities it intends to subscribe.

      8.2 Adjustment of Equity Interest in PRC Affiliate. The Company hereby grants to each Preferred Holder, which together with any Affiliates, holding Preferred Shares with aggregate conversion price equal to at least $5,000,000 a right to acquire an equity interest in any Captive Company which is proportional to the number of Ordinary Shares held by such Preferred Holder in the Company (determined on an as-if converted basis) in relation to the Company's then issued and outstanding Ordinary Shares (determined on an as-if converted basis). The consideration payable by any Preferred Holder in the exercise of its option hereunder shall be the minimum consideration permissible by law.

            (a) In the event the Preferred Holder shall sell any Equity Securities in the Company, it agrees that it shall promptly sell a corresponding part of any equity interest held

                                                          Shareholders Agreement
thereby in any Captive Company to the Company or a nominee designated by the Company for the minimum consideration permissible by law.

            (b) Upon acquiring any interest in a Captive Company under this
Section 8.2, the Preferred Holder shall be required to sign such agreements and other instruments as required by the Company's Board of Directors to ensure (i) that the beneficial ownership of such equity interest shall remain with any of the Company or the Group Companies, or a combination of the foregoing, (ii) that all the economic benefits deriving from such interest shall be exclusively enjoyed by any of the Company or the Group Companies, or a combination of the foregoing, and (iii) that the Company, or a representative thereof, shall have full authority to determine the exercise of any voting rights associated with such interest.

            (c) In the exercise of its right hereunder, any Preferred Holder may appoint a nominee to hold shares in the Captive Company on its behalf so long as such nominee shall be bound to perform all the obligations of the Preferred Holder in respect of such Captive Company under this Section 8.2.

SECTION 9 CONFIDENTIALITY AND NON-DISCLOSURE.

      9.1 Disclosure of Terms. The terms and conditions (the "FINANCING TERMS") of this Agreement, any agreement pursuant to the Preferred Holders subscribed to the Company's Equity Securities, and any Ancillary Documents, together with any annexes, exhibits and schedules thereto (collectively, the "FINANCING DOCUMENTS"), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

      9.2 Press Releases. None of the parties hereto shall issue any press release or otherwise make any announcement in an advertisement, conference or otherwise disclosing any of the Financing Terms without the prior approval in writing of the holders of a majority in voting power of the Series A Shares, a majority in voting power of the Series B Shares and 80% in voting power of the Series C Shares, respectively.

      9.3 Permitted Disclosures. Notwithstanding the foregoing, (i) any party may disclose the existence of the financing (but not the Financing Terms) to any third party, and (ii) any party may disclose any of the Financing Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, partners, accountants and attorneys, in the case of either (i) or (ii), only where such Person is under appropriate non-disclosure obligations.

      9.4 Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of any Financing Document or any of the Financing Terms hereof in contravention of the provisions of this Section 9, such party (the "DISCLOSING PARTY") shall provide the other parties hereto with prompt written notice of that fact and use all reasonable efforts to seek (with the cooperation and reasonable efforts of the other parties hereto) a protective order, confidential treatment or other appropriate remedy. In any event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to keep confidential such information to the extent reasonably requested by any other party hereto.

                                                          Shareholders Agreement

      9.5 Other Information. The provisions of this Section 9 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby.

SECTION 10 MISCELLANEOUS

      10.1 Binding Effect; Assignment.

            (a) Notwithstanding anything herein to the contrary, the rights of any Preferred Holder under Section 2.1, Section 2.2, Section 3.6, Section 6,
Section 7, Section 8 and Section 9 may be assigned to the extent such Preferred Holder transfers any Preferred Shares held thereby to another Person in compliance with Section 7 and (i) the Company is, within reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Section 10 and the terms and conditions of each Section of this Agreement with respect to which any rights are being assigned thereto under this clause. From the time of such transfer or assignment, for all purposes of each Section of this agreement with respect to which rights are assigned thereto under this clause, such transferee or assignee shall be treated as a "Preferred Holder."

            (b) Notwithstanding anything herein to the contrary, the rights of any Holder under Section 5 may be assigned to the extent such Holder transfers any Registrable Securities held thereby to another Person in compliance with
Section 7 and (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of Section 5 and this Section 10; and (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under Applicable Securities Law. From the time of such transfer or assignment, for all purposes of Section 5, such transferee or assignee shall be treated as a "Holder".

            (c) This Agreement shall be binding upon and shall be enforceable by each party, its successors and permitted assigns. Except as provided in Section 8.2(c), Section 10.1(a) and Section 10.1(b) or as required by Section 7.4(b), no party may assign any of its rights or obligations hereunder without the prior written approval of the other parties.

      10.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereunder.

      10.3 Dispute Resolution.

            (a) Any dispute, controversy or claim (each, a "DISPUTE") arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved at the first instance through consultation between the representatives appointed by the highest ranking corporate officer of each Party. Such consultation shall begin immediately after either Party has delivered to the other Party a written notice for such consultation.

                                                          Shareholders Agreement

            (b) If the Dispute is not resolved within sixty (60) days following the date on which such notice is given, the Dispute shall be submitted to arbitration upon the request of either Party with notice to the other Party (the "ARBITRATION NOTICE").

            (c) The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the "CENTRE"). There shall be three (3) arbitrators. The claimants in the Dispute shall collectively choose one arbitrator, and the respondents shall collectively choose one arbitrator. The Secretary General of the Centre shall select the third arbitrator, who shall be qualified to practice law in the State of New York. If any of the members of the arbitral tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment shall be made by the Secretary General of the Centre.

            (d) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the United Nations Commission on International Trade Law, as in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this
Section 10.3, including the provisions concerning the appointment of arbitrator, the provisions of this Section 10.3 shall prevail.

            (e) Each Party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such Party.

            (f) The arbitrator shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of the State of New York and shall not apply any other substantive law.

            (g) The award of the arbitration tribunal shall be final and binding upon the Parties, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award.

            (h) Either Party shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

            (i) During the course of the arbitration tribunal's adjudication of the dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

            (j) The cost of arbitration (including legal, accounting and other professional fees and expenses reasonably incurred, by any prevailing party with respect to the investigation, collection, prosecution and/or defense of any claim in the Dispute) shall be borne pro rata by each losing party.

      10.4 Amendments. This Agreement and its provisions may be amended, changed, waived, discharged or terminated only by a writing signed by each of
(i) the Company, (ii) Preferred Holders representing a majority in voting power of the Series A Shares (iii) Preferred Holders representing a majority in voting power of the Series B Shares, (iv) Preferred Holders representing 80% in voting power of the Series C Shares and (v) Ordinary Shareholders representing a majority in voting power of the aggregate Ordinary Shares held

                                                          Shareholders Agreement
by the Ordinary Shareholders. Any amendment, change, waiver, discharge or termination effected in accordance with the preceding sentence shall be binding upon each of the parties hereto and their successors and permitted assigns. Without limiting the foregoing, any party hereto may by a writing waive any right that it individually holds hereunder without seeking the prior consent of any other party hereto.

      10.5 Notices. All notices, claims, certificates, requests, demands and other communications under this Agreement shall be made in writing and shall be delivered to any party hereto by hand or sent by facsimile, or sent, postage prepaid, by reputable overnight courier services at the address given for such party on the signature pages hereof (or at such other address for such party as shall be specified by like notice), and shall be deemed given when so delivered by hand, or if sent by facsimile, upon receipt of a confirmed transmittal receipt, or if sent by overnight courier, five (5) calendar days after delivery to or pickup by the overnight courier service.

      10.6 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other Party may reasonably request to give effect to the terms and intent of this Agreement.

      10.7 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior written or oral understandings or agreements. Without limiting the generality of the foregoing, this Agreement amends and restates in its entirety the Prior Shareholders Agreement.

      10.8 Severability. If any provision of this Agreement shall be held invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      10.9 Remedies Cumulative. The rights and remedies available under this Agreement or otherwise available shall be cumulative of all other rights and remedies and may be exercised successively.

      10.10 Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      10.11 No Third Party Beneficiary. Except as contemplated in Section 5.6, nothing in this Agreement is intended to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any rights, benefits, or obligations hereunder.

         [The remainder of this page has been left intentionally blank]

                                                          Shareholders Agreement

      IN WITNESS WHEREOF the Parties hereto have caused their duly authorized representatives to execute this Agreement as of the first date written above.

                                FOCUS MEDIA HOLDING LIMITED


                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: CEO

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                SHANGHAI FOCUS MEDIA ADVERTISING
                                  CO., LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                                          Shareholders Agreement

                                SICHUAN FOCUS MEDIA ADVERTISING
                                  COMPANY LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Room 4C, Chuanxin Dasha,
                                No. 18, Renming Nan Road
                                Chengdu, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-028-86083386
                                Fax: 86-028-86200388

                                                          Shareholders Agreement

                                CHANGSHA CENTURY FOCUS MEDIA ADVERTISING
                                  COMPANY LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Room 1213, New Century Plaza
                                No. 692, Furong Zhong Lu,
                                Changsha, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-0731-5179396
                                Fax: 86-0731-5179396-888

                                                          Shareholders Agreement

                                FOCUS MEDIA WUHAN GESHI ADVERTISING
                                  COMPANY LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Room 4101, World Trade Plaza,
                                No. 686, Jiefang Avenue,
                                Wuhan, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-027-85448093
                                Fax: 86-027-85448386

                                                          Shareholders Agreement

                                QINGDAO FOCUS MEDIA ADVERTISING
                                  COMPANY LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Room 12E, Plaza A, Jing du Garden,
                                No. 37, Jinghai Xi Road,
                                Qingdao, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-0532-6675162
                                Fax: 86-0532-0532-6675182-12

                                                          Shareholders Agreement

                                ZHEJIANG RUIHONG FOCUS MEDIA CULTURE
                                  COMMUNICATIONS COMPANY LTD.
                                  [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Room 909, Plaza C, Huanglong Century Plaza
                                No. 1, Hangda Road,
                                Hangzhou, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-0571-88211033
                                Fax: 86-0571-87901087

                                                          Shareholders Agreement

                                CHONGQIN GEYANG FOCUS MEDIA CULTURE
                                  COMMUNICATIONS COMPANY LTD.
                                  [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Floor 25, Plaza A, No. 3, Qingnian Road,
                                Quzhong Qu,
                                Chongqing, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-023-63708688
                                Fax: 86-023-63731117

                                                          Shareholders Agreement

                                NANJING FOCUS MEDIA ADVERTISING
                                  COMPANY LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                C4, Floor 12, No. 89, Hanzhong Road,
                                Nanjing, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-025-84720292
                                Fax: 86-025-84720291

                                                          Shareholders Agreement

                                DALIAN FOCUS MEDIA ADVERTISING
                                  COMPANY LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Room 1309, No. 45, Shanghai Road,
                                Dalian, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-0411-82648252
                                Fax: 86-0411-82648353

                                                          Shareholders Agreement

                                FOCUS MEDIA CHANGSHA HOLDING LIMITED

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                                          Shareholders Agreement

                                YUNNAN FOCUS MEDIA ADVERTISING
                                  COMPANY LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                Floor 20, No. 612, Beijing Road,
                                Kunming, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-0871-3116615
                                Fax:

                                                          Shareholders Agreement

                                SHANGHAI ON-TARGET COMMUNICATIONS
                                  CO., LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                                          Shareholders Agreement

                                SHANGHAI FOCUS MEDIA ADVERTISING &
                                  COMMUNICATIONS CO., LTD.
                                  [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                                          Shareholders Agreement

                                PERFECT MEDIA HOLDING LIMITED

                                By: /s/ Jiang Nanchun
                                    -----------------------------------
                                Name: Jiang Nanchun [CHINESE CHARACTERS]
                                Capacity: Authorized Signatory

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                                          Shareholders Agreement

                                     FOCUS MEDIA MULTIMEDIA TECHNOLOGY
                                        (SHANGHAI) COMPANY LTD.[CHINESE
                                         CHARACTERS]

                                     By: /s/ Jiang Nanchun
                                         ------------------------------------
                                     Name: Jiang Nanchun [CHINESE CHARACTERS]
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel:  86-21-32124661
                                     Fax:  86-21-52400228

                                                          Shareholders Agreement

                                     FOCUS MEDIA DALIAN HOLDING LIMITED

                                     By: /s/ Jiang Nanchun
                                        ------------------------------------
                                     Name: Jiang Nanchun [CHINESE CHARACTERS]
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel:  86-21-32124661
                                     Fax:  86-21-52400228

                                                          Shareholders Agreement

                                     FOCUS MEDIA QINGDAO LIMITED

                                     By: /s/ Jiang Nanchun
                                        ------------------------------------
                                     Name: Jiang Nanchun [CHINESE CHARACTERS]
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel:  86-21-32124661
                                     Fax:  86-21-52400228

                                                          Shareholders Agreement

                                     FOCUS MEDIA (CHINA) HOLDING LIMITED

                                     By: /s/ Jiang Nanchun
                                         ------------------------------------
                                     Name: Jiang Nanchun [CHINESE CHARACTERS]
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel:  86-21-32124661
                                     Fax:  86-21-52400228

                                                          Shareholders Agreement

                                     SHANGHAI PERFECT MEDIA ADVERTISING LTD.
                                        [CHINESE CHARACTERS]

                                     By: /s/ Jiang Nanchun
                                         ------------------------------------
                                     Name: Jiang Nanchun [CHINESE CHARACTERS]
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     Floor 2, Pufa Building,
                                     No. 288, Pudong Avenue,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel:  86-21-50541466
                                     Fax:  86-21-50541499

                                                          Shareholders Agreement

                                     SHANGHAI QIANJIAN ADVERTISING
                                        COMPANY LTD. [CHINESE CHARACTERS]

                                     By: /s/ Jiang Nanchun
                                         -----------------------------------
                                     Name: Jiang Nanchun [CHINESE CHARACTERS]
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     Unit 2107, Broadcasting Building, No. 1376,
                                     Hong Qiao Lu,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel:  86-21-62095508
                                     Fax:  86-21-62095509

                                                          Shareholders Agreement

                                     JJ MEDIA INVESTMENT HOLDING LIMITED

                                     By: /s/ Jiang Nanchun
                                         -----------------------------------
                                     Name: Jiang Nanchun
                                     Capacity: CEO

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Chauncey Shey
                                     Tel:  86-21-32124668
                                     Fax:  86-21-52400958

                                                          Shareholders Agreement

                                     VICTORY VENTURE CAPITAL LIMITED

                                     By: /s/ Ren Feng
                                         ------------------------------------
                                     Name: Ren Feng
                                     Capacity: CEO

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Chauncey Shey
                                     Tel:  86-21-32124668
                                     Fax:  86-21-52400958

                                                          Shareholders Agreement

                                     GS FOCUS HOLDING LIMITED

                                     By: /s/ David Chou
                                     ---------------------------------------
                                     Name: David Chou
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     68/F Cheung Kong Center
                                     2 Queen's Road Central
                                     Hong Kong
                                     Attn: David Chou
                                     Tel:  852-2978-1151
                                     Fax:  852-2978-0440

                                                          Shareholders Agreement

                                     3I GROUP PLC

                                     By: /s/ Cheng Sim Tan
                                       -------------------------------------
                                     Name: Cheng Sim Tan
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     Suite 1903, 19/F
                                     Two International Finance Centre
                                     8 Finance Street
                                     Central, Hong Kong
                                     Attn: Cheng Sim Tan
                                     Tel:  852-2901-8188
                                     Fax:  852-2537-7886

                                     with a copy to:
                                     3i Investments plc
                                     80 Raffles Place
                                     #33-20 UOB Plaza 2
                                     Singapore 048624
                                     Attn: Cheng Sim Tan
                                     Tel:  65-6438-3131
                                     Fax:  65-6536-2429

                                                          Shareholders Agreement

                                     3I ASIA PACIFIC TECHNOLOGY LP

                                     Acting by its manager, 3i Investments plc

                                     By: /s/ Cheng Sim Tan
                                         ------------------------------------
                                     Name: Cheng Sim Tan
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     Suite 1903, 19/F
                                     Two International Finance Centre
                                     8 Finance Street
                                     Central, Hong Kong
                                     Attn: Cheng Sim Tan
                                     Tel: 852-2901-8188
                                     Fax: 852-2537-7886

                                     with a copy to:
                                     3i Investments plc
                                     80 Raffles Place
                                     #33-20 UOB Plaza 2
                                     Singapore 048624
                                     Attn: Cheng Sim Tan
                                     Tel:  65-6438-3131
                                     Fax:  65-6536-2429

                                                          Shareholders Agreement

                                     3I ASIA PACIFIC 2004-06 LP

                                     Acting by its manager, 3i Investments plc

                                     By: /s/ Cheng Sim Tan
                                         ------------------------------------
                                     Name: Cheng Sim Tan
                                     Capacity: Authorized Signatory

                                     Address for notice:
                                     Suite 1903, 19/F
                                     Two International Finance Centre
                                     8 Finance Street
                                     Central, Hong Kong
                                     Attn: Cheng Sim Tan
                                     Tel:  852-2901-8188
                                     Fax:  852-2537-7886

                                     with a copy to:
                                     3i Investments plc
                                     80 Raffles Place
                                     #33-20 UOB Plaza 2
                                     Singapore 048624
                                     Attn: Cheng Sim Tan
                                     Tel:  65-6438-3131
                                     Fax:  65-6536-2429

                                                          Shareholders Agreement

                                     KTB/UCI CHINA VENTURES I LIMITED

                                     By: /s/ Wei Yu
                                         ------------------------------------
                                     Name: Wei Yu [CHINESE CHARACTERS]
                                     Capacity: CEO

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Wei Yu [CHINESE CHARACTERS]
                                     Tel:  86-21-32124668
                                     Fax:  86-21-52400958

                                                          Shareholders Agreement

                                     MAX WEALTH ENTERPRISES I LIMITED

                                     By: /s/ Neil Shen
                                         -----------------------------------
                                     Name: Neil Shen [CHINESE CHARACTERS]
                                     Capacity: Director

                                     Address for notice:
                                     8A, No. 2 Conduit Road, Mid Levels,
                                     Hong Kong
                                     Attn: Neil Shen [CHINESE CHARACTERS]
                                     Tel:  852-2169-0911
                                     Fax:  852-2169-0920

                                                          Shareholders Agreement

                                      FARMAC HOLDINGS LIMITED

                                      By: /s/ Wu Shangzhi
                                          --------------------------------------
                                      Name: Wu Shangzhi
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      16E Tower 10, South Horizons
                                      Ap Lei Chau
                                      Hong Kong, PRC
                                      Attn: Wu Shangzhi
                                      Tel:
                                      Fax: 86-21-59880789

                                                          Shareholders Agreement

                                      ELITE SELECT GROUP LIMITED

                                      By: /s/ Wu Shangzhi
                                          --------------------------------------
                                      Name: Wu Shangzhi
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      P.O. Box 957
                                      Offshore Incorporations Center
                                      Road Town, Tortola
                                      British Virgin Islands
                                      Attn: Wu Shangzhi
                                      Tel:
                                      Fax: 86-10-6433-6600

                                                          Shareholders Agreement

                                      DRAPER FISHER JURVETSON EPLANET PARTNERS
                                        FUND, LLC

                                      By: /s/ John Fisher
                                          --------------------------------------
                                      Name: John Fisher
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      2882 Sand Hill Road, Suite 150,
                                      Menlo Park, CA 94025
                                      USA
                                      Attn: John Fisher
                                      Tel:
                                      Fax: 1-650-223-9233

                                                          Shareholders Agreement

                                      DRAPER FISHER JURVETSON EPLANET
                                        VENTURES GMBH & Co. KG

                                      By: /s/ John Fisher
                                          --------------------------------------
                                      Name: John Fisher
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      2882 Sand Hill Road, Suite 150,
                                      Menlo Park, CA 94025
                                      USA
                                      Attn: John Fisher
                                      Tel:
                                      Fax: 1-650-223-9233

                                                          Shareholders Agreement

                                      DRAPER FISHER JURVETSON EPLANET
                                        VENTURES L.P.

                                      By: /s/ John Fisher
                                          --------------------------------------
                                      Name: John Fisher
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      2882 Sand Hill Road, Suite 150,
                                      Menlo Park, CA 94025
                                      USA
                                      Attn: John Fisher
                                      Tel:
                                      Fax: 1-650-223-9233

                                                          Shareholders Agreement

                                      MILESTONE DIGITAL MEDIA HOLDINGS LIMITED

                                      By: /s/ Yunli Lou
                                          --------------------------------------
                                      Name: Yunli Lou [CHINESE CHARACTERS]
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      Unit 1805, Minfang Tower,
                                      593 Fuxing Road,
                                      Shanghai, China
                                      Attn: Yunli Lou [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-21-24028398

                                                          Shareholders Agreement

                                      VENTURE TDF TECHNOLOGY FUND III L.P.

                                      By: /s/ Tina Ju
                                          --------------------------------------
                                      Name: Tina Ju
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      2102 China Merchants Tower
                                      161 East Lujianzui Road
                                      Shanghai, China
                                      Attn: Tina Ju
                                      Tel:
                                      Fax: 86-21-52400078

                                                          Shareholders Agreement

                                      SPRINGBOARD-HARPER TECHNOLOGY FUND
                                        (CAYMAN) LTD.

                                      By: /s/ David Zhang
                                          --------------------------------------
                                      Name:  David Zhang [CHINESE CHARACTERS]
                                      Capacity:  Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: David Zhang [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                          Shareholders Agreement

                                      SPRINGBOARD-HARPER TECHNOLOGY FUND
                                        PTE LTD.

                                      By: /s/ David Zhang
                                          --------------------------------------
                                      Name: David Zhang [CHINESE CHARACTERS]
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: David Zhang [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                          Shareholders Agreement

                                      HANNIBAL INTERNATIONAL LIMITED

                                      By: /s/ David Zhang
                                          --------------------------------------
                                      Name: David Zhang [CHINESE CHARACTERS]
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: David Zhang [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                          Shareholders Agreement

                                      INTERNATIONAL NETWORK CAPITAL GLOBAL
                                        INVESTMENT LIMITED (BVI)

                                      By: /s/ David Zhang
                                          --------------------------------------
                                      Name: David Zhang [CHINESE CHARACTERS]
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: David Zhang [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                          Shareholders Agreement

                                      INTERNATIONAL NETWORK CAPITAL GLOBAL FUND

                                      By: /s/ David Zhang
                                          --------------------------------------
                                      Name: David Zhang [CHINESE CHARACTERS]
                                      Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: David Zhang [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                          Shareholders Agreement

                                      CDH FM LIMITED

                                      By: /s/ Wu Shang Zhi
                                          --------------------------------------
                                      Name: Wu Shang Zhi [CHINESE CHARACTERS]
                                      Capacity: CEO

                                      Address for notice:
                                      38/F Tower 1, Lippo Centre
                                      89 Queensway
                                      Hong Kong, PRC
                                      Attn: Wu Shang Zhi [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 852-22309898

                                                          Shareholders Agreement

                                      CMF TECHNOLOGY FUND I LTD.

                                      By: /s/ Luke Lu
                                          --------------------------------------
                                      Name: Luke Lu [CHINESE CHARACTERS]
                                      Capacity: CEO

                                      Address for notice:
                                      Unit 1115, Lippo Plaza,
                                      No. 222, Huaihai Zhong Lu,
                                      Shanghai, PRC
                                      Attn: Jun Shen
                                      Tel: 86-21-53965589
                                      Fax: 86-21-53965530

                                                          Shareholders Agreement

                               SNOW HILL DEVELOPMENT LIMITED.

                               By: /s/ Liji Gu
                                   -------------------------------------------
                               Name: [CHINESE CHARACTERS]
                               Capacity: CEO

                               Address for notice:
                               9/F., China Merchants Building
                               No. 152-155 Connaught Road Central,
                               Hong Kong
                               Attn: [CHINESE CHARACTERS]
                               Tel: 852-25817888
                               Fax: 852-25812833

                                                          Shareholders Agreement

                               SHANGHAI VENTURE CAPITAL (HONG KONG)
                                 COMPANY LIMITED

                               By: /s/ Zhiyin Chen
                                   --------------------------------------------
                               Name: Zhiyin Chen [CHINESE CHARACTERS]
                               Capacity: Authorized Signatory

                               Address for notice:
                               Unit A311
                               900 Yishan Road
                               Shanghai, China
                               Attn: Zhiyin Chen [CHINESE CHARACTERS]
                               Tel:
                               Fax: 86-21-54234177

                                                          Shareholders Agreement

                               MULTIMEDIA PARK VENTURE CAPITAL LIMITED

                               By: /s/ Wei Yu
                                   --------------------------------------------
                               Name: Wei Yu [CHINESE CHARACTERS]
                               Capacity: CEO

                               Address for notice:
                               28th Floor, Zhao Feng World Trade Building,
                               No. 369 Jiangsu Road,
                               Shanghai, China
                               Attn: Wei Yu [CHINESE CHARACTERS]
                               Tel: 86-21-32124668
                               Fax: 86-21-52400958

                                                          Shareholders Agreement

                               UNITED CHINA INVESTMENT LIMITED

                               By: /s/ Wei Yu
                                   --------------------------------------------
                               Name:  Wei Yu [CHINESE CHARACTERS]
                               Capacity: CEO

                               Address for notice:
                               28th Floor, Zhao Feng World Trade Building,
                               No. 369 Jiangsu Road,
                               Shanghai, China
                               Attn: Wei Yu [CHINESE CHARACTERS]
                               Tel: 86-21-32124668
                               Fax: 86-21-52400958

                                                          Shareholders Agreement

                               CHINA ALLIANCE INVESTMENT LIMITED

                               By: /s/ Wei Yu
                                   -------------------------------------------
                               Name:  Wei Yu [CHINESE CHARACTERS]
                               Capacity: CEO

                               Address for notice:
                               28th Floor, Zhao Feng World Trade Building,
                               No. 369 Jiangsu Road,
                               Shanghai, China
                               Attn: Wei Yu [CHINESE CHARACTERS]
                               Tel: 86-21-32124668
                               Fax: 86-21-52400958

                                                          Shareholders Agreement

                               POWERFUL TEAM ENERGY INVESTMENTS LIMITED

                               By: /s/ Wu Shangzhi
                                   -------------------------------------------
                               Name: Wu Shangzhi
                               Capacity: Authorized Signatory

                               Address for notice:
                               Drake Chambers
                               P.O. Box 3321
                               Road Town, Tortola
                               British Virgin Islands
                               Attn: Wu Shangzhi
                               Tel:
                               Fax: 86-10-69406102

                                                          Shareholders Agreement

                               SB CHINA HOLDINGS PTE LIMITED

                               By: /s/ Chauncey Shey
                                   -------------------------------------------
                               Name: Chauncey Shey
                               Capacity: CEO

                               Address for notice:
                               28th Floor, Zhao Feng World Trade Building,
                               No. 369 Jiangsu Road,
                               Shanghai, China
                               Attn: Chauncey Shey
                               Tel: 86-21-32124668
                               Fax: 86-21-52400958

                                                          Shareholders Agreement

                                     CAPITAL INTERNATIONAL PRIVATE
                                       EQUITY FUND IV, L.P.

                                     By:       /s/ James Ho
                                         -----------------------------------
                                         Name:     James Ho
                                         Capacity:

                                     Address for notice:

                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------
                                     Attn:
                                     Tel:
                                     Fax:

                                     CGPE IV, L.P.

                                     By:       /s/ James Ho
                                         -----------------------------------
                                         Name:     James Ho
                                         Capacity:

                                     Address for notice:

                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------
                                     Attn:
                                     Tel:
                                     Fax:

                       SCHEDULE A - ORDINARY SHAREHOLDERS

1. JJ Media Investment Holding Limited, an international business company organized and existing under the laws of the British Virgin Islands

2. Victory Venture Capital Limited, an international business company organized and existing under the laws of the British Virgin Islands

                                                          Shareholders Agreement
                                                                      Schedule A

                       SCHEDULE B - EXISTING SUBSIDIARIES

1. Focus Media Changsha Limited, an international business company organized and existing under the laws of the British Virgin Islands

2. Focus Media Dalian Limited, an international business company organized and existing under the laws of the British Virgin Islands

3. Focus Media Qingdao Limited, an international business company organized and existing under the laws of the British Virgin Islands

4. Perfect Media Holdings Limited, an international business company organized and existing under the laws of the British Virgin Islands

5. Focus Media (China) Holding Limited, a company organized and existing under the laws of Hong Kong

6. Focus Media Multimedia Technology (Shanghai) Co., Ltd, [CHINESE CHARACTERS], a wholly foreign-owned enterprise organized and existing under the laws of the PRC

7. Shanghai Focus Media Advertising & Communications Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

8. Shanghai On-Target Communications Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

9. Sichuan Focus Media Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

10. Zhejiang Ruihong Focus Media Culture Communications Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

11. Yunnan Focus Media Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC.

12. Focus Media Wuhan Geshi Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

13. Nanjing Focus Media Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

                                                          Shareholders Agreement
                                                                      Schedule B

14. Chongqing Geyang Culture Communications Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

15. Qingdao Focus Media Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

16. Changsha Focus Media Century Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the law of the PRC

17. Dalian Focus Media Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

18. Shanghai Qianjian Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

19. Shanghai Perfect Culture Transmission Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

20. Shanghai Focus Media Advertising Co., Ltd. [CHINESE CHARACTERS], a domestically-funded limited liability company organized and existing under the laws of the PRC

                                                          Shareholders Agreement
                                                                      Schedule B

                          SCHEDULE C - OTHER INVESTORS

1.    3i Group plc, a company organized and existing under the laws of England

2. 3i Asia Pacific Technology LP, a limited partnership duly organized and existing under the laws of England

3. 3i Asia Pacific 2004-06 LP, a limited partnership duly organized and existing under the laws of England

4. KTB/UCI China Ventures I Limited, an international business company organized and existing under the laws of the British Virgin Islands

5. Max Wealth Enterprises Limited, an international business company organized and existing under the laws of the British Virgin Islands

                                                          Shareholders Agreement
                                                                      Schedule C

                     SCHEDULE D - EXISTING PREFERRED HOLDERS

1. United China Investment Limited, an international business company organized and existing under the laws of the British Virgin Islands

2. China Alliance Investment Limited, an international business company organized and existing under the laws of the British Virgin Islands

3. SB China Holdings Pte Ltd., a company organized and existing under the laws of Singapore

4. Shanghai Venture Capital (Hong Kong) Co., Ltd., a company organized and existing under the laws of Hong Kong

5. Multimedia Park Venture Capital Limited, an international business company organized and existing under the laws of the British Virgin Islands

6. Snow Hill Developments Limited, an international business company organized and existing under the laws of the British Virgin Islands

7. CMF Technology Fund I Ltd., a company organized and existing under the laws of Cayman Islands

8. Draper Fisher Jurvetson ePlanet Ventures L.P., a company organized and existing under the laws of Cayman Islands

9. Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG, a company organized and existing under the laws of Germany

10. Draper Fisher Jurvetson ePlanet Partners Fund, LLC, a limited liability company organized and existing under the laws of the State of California

11. CDH FM Limited, an international business company organized and existing under the laws of the British Virgin Islands

12. International Network Capital Global Fund, a company organized and existing under the laws of Cayman Islands

13. International Network Capital Investment Limited (BVI), an international business company organized and existing under the laws of the British Virgin Islands

14. Hannibal International Limited, a company organized and existing under the laws of Cayman Islands

15. Springboard-Harper Technology Fund Pte Ltd., a company organized and existing under the laws of Cayman Islands

16. Springboard-Harper Technology Fund (Cayman) Ltd., a company organized and existing under the laws of Cayman Islands

                                                          Shareholders Agreement
                                                                      Schedule D

17. Venture TDF Technology Fund III L.P, a company organized and existing under the laws of Cayman Islands

18. Milestone Digital Media Holding Ltd., an international business company organized and existing under the laws of the British Virgin Islands

19. Elite Select Group Limited, an international business company organized and existing under the laws of the British Virgin Islands

20. Farmac Holdings Limited, an international business company organized and existing under the laws of the British Virgin Islands

21. Powerful Team Energy Investments Limited, an international business company organized and existing under the laws of the British Virgin Islands

                                                          Shareholders Agreement
                                                                      Schedule D

                  EXHIBIT A - FORM OF INSTRUMENT OF ACCESSION

                         FORM OF INSTRUMENT OF ACCESSION

THIS INSTRUMENT OF ACCESSION (this "INSTRUMENT") is made as of [INSERT DATE] by [INSERT THE NAME OF THE TRANSFEREE] (the "TRANSFEREE"). Reference is made to that certain Amended and Restated Shareholders Agreement, dated as of ______, 2004 by and among the Company, JJ Media Investment Holding Limited, GS Focus Holding Limited and the signatories to such Agreement, as amended from time to time (the "SHAREHOLDERS AGREEMENT"). The Transferee, as a condition precedent to becoming the owner or holder of record of [INSERT NUMBER OF SHARES] [INSERT THE EQUITY SECURITIES TRANSFERRED] (the "TRANSFERRED SECURITIES") of Focus Media Holding Limited, an international business company organized and existing under the laws of the British Virgin Islands (the "COMPANY"), hereby agrees to join the Shareholders Agreement as a party thereto and to be bound by and hold the Transferred Securities subject to all the obligations under the Shareholders Agreement as if the Transferee were an original party thereto.

This Instrument shall take effect and shall become an integral part of the Shareholders Agreement immediately upon execution and delivery to the Company of this Instrument. By signing below, the Company acknowledges receipt of written notice of the assignment to the Transferee of the Transferred Securities.

      IN WITNESS WHEREOF, this Instrument has been duly executed by the Transferee as of the date first above written.

      [INSERT TRANSFEREE]

      By: __________________________________

          Name:

          Title:

      ACCEPTED:

      FOCUS MEDIA HOLDING LIMITED

      by: ____________________________

          Name:

          Title:

          Date:

                                                          Shareholders Agreement
                                                                       Exhibit A

                                        1